                                Prospectus For
                       Flexible Premium Single Life and
           Joint and Last Survivor Variable Life Insurance Policies

                              Single Life Policy
                                Form P1254 4/00
                      Joint and Last Survivor Life Policy
                                Form P1255 4/00

                                  Issued by:
  Genworth Life and Annuity Insurance Company (formerly, GE Life and Annuity
                              Assurance Company)
  Genworth Life & Annuity VL Separate Account 1 (formerly, GE Life & Annuity
                             Separate Account II)
                            6610 West Broad Street
                           Richmond, Virginia 23230

                         Variable Life Service Center
                          3100 Albert Lankford Drive
                           Lynchburg, Virginia 24501
                       Telephone Number: 1-800-352-9910

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  The Policies described by this prospectus will usually be deemed Modified Endowment Contracts. This means:

     . Any future loan, partial surrender, or assignment or pledge of the Policy will be taxed up to the amount by which the Account Value exceeds the premium paid into the Policy

     . Any taxable loan, partial surrender, assignment or pledge of the Policy made by owners younger than age 591/2 will be subject to a 10% IRS penalty tax

     . Increases in Account Value will not be taxed unless partially surrendered or accessed in some other way

     . Death Benefit proceeds are generally tax-free like traditional life insurance policies

  It is advised that you contact a tax adviser before purchasing this
  Policy. Please refer to the "Tax Considerations" provision of this prospectus for more information on Modified Endowment Contracts.
  ---------------------------------------------------------------------------

This prospectus contains information about the Policy that the owner ("you") should know before investing. Please read this prospectus carefully before investing and keep it for future reference.

This prospectus describes a flexible premium single life and joint and last survivor variable life insurance policy (the "Policy") offered by Genworth Life and Annuity Insurance Company (formerly, GE Life and Annuity Assurance Company) ("we," "us," "our," or the "Company"). The purpose of this Policy is to provide life insurance protection for the beneficiary(ies) named on the Policy. We offer the Policy on either a single life or joint and last survivor basis. If you purchase the Policy on a single life basis, we will pay a Death Benefit upon the death of the Insured. If you purchase the Policy on a joint and last survivor basis, we will pay a Death Benefit upon the death of the last surviving Insured.

When you purchase the Policy you pay a single premium. You have the flexibility to make additional premium payments under the Policy under certain circumstances as long as there is no Policy Debt. Because of this flexibility, this prospectus refers to the Policy as a flexible premium variable life insurance policy. Marketing materials for the Policy may refer to the Policy as a single premium policy because you are generally not required to make additional premium payments as long as the Surrender Value of your Policy is sufficient to pay the monthly deduction when due (or the Continuation of Coverage Rider is in force and all requirements are satisfied).

Your Account Value may accumulate on a variable or fixed basis, or both. If you choose our variable option, we will invest your assets in the Subaccounts of Genworth Life & Annuity VL Separate Account 1 (formerly, GE Life & Annuity Separate Account II) (the "Separate Account") that you select. Each Subaccount invests in shares of a Portfolio. You bear the investment risk of investing in the Subaccounts. If you choose our fixed option, your assets will earn interest monthly at an annual effective rate of at least 4%. We take the investment risk for assets allocated to the Guarantee Account.

Your Policy provides for a Surrender Value. The amount of your Surrender Value will depend upon the investment performance of the Subaccounts you select and interest credited on assets in the Guarantee Account. Investors assume certain risks when investing in the Policy, including the risk of losing money. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

We guarantee the Death Benefit for as long as the Policy is in force. The Surrender Value is not guaranteed. Unless the Continuation of Coverage Rider is in effect, the Policy will lapse if the Surrender Value is insufficient to cover Policy charges. We guarantee to keep the Policy in force as long as minimum premium requirements are met.

You may cancel your Policy during the free-look period. Please note that replacing your existing insurance coverage with this Policy might not be to your advantage.

Neither the U.S. Government nor any governmental agency insures or guarantees your investment in the Policy.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

The date of this prospectus is May 1, 2006.

Table of Contents


                Fee Tables..................................................  6
                   Transaction Fees.........................................  6
                   Periodic Charges Other Than Portfolio Operating Expenses.  7
                   Periodic Charges for Optional Riders.....................  8
                   Total Annual Portfolio Operating Expenses................  9

                Summary of Benefits and Risks............................... 10
                   Benefits of Your Policy.................................. 10
                   Risks of Your Policy..................................... 12

                The Company................................................. 16

                The Separate Account........................................ 17
                   Changes to the Separate Account.......................... 17

                The Portfolios.............................................. 19
                   The Subaccounts.......................................... 19
                   Voting Rights............................................ 30

                The Guarantee Account....................................... 31

                Charges and Deductions...................................... 33
                   Monthly Deduction........................................ 33
                   Cost of Insurance........................................ 33
                   Mortality and Expense Risk Charge........................ 35
                   Premium Tax Recovery Charge and Distribution Expense
                     Charge................................................. 35
                   Administrative Expense Charge............................ 35
                   Surrender Charge......................................... 36
                   Partial Surrender Processing Fee......................... 37
                   Other Charges............................................ 37
                   Reduction of Charges for Group Sales..................... 37

                The Policy.................................................. 38
                   Applying for a Policy.................................... 38
                   Owner.................................................... 39
                   Beneficiary.............................................. 39
                   Changing the Owner or Beneficiary(ies)................... 40
                   Canceling a Policy....................................... 40

                Premiums.................................................... 41
                   General.................................................. 41
                   Tax-Free Exchanges (1035 Exchanges)...................... 42
                   Allocating Premiums...................................... 42

                How Your Account Value Varies............................... 43
                   Account Value............................................ 43
                   Surrender Value.......................................... 43
                   Subaccount Values........................................ 43

                Transfers................................................... 44
                   General.................................................. 44
                   Transfers From the Guarantee Accounts to the Subaccounts. 44
                   Transfers From the Subaccounts to the Guarantee Account.. 44
                   Transfers Among the Subaccounts.......................... 44
                   Telephone Transactions................................... 46
                   Confirmation of Transactions............................. 47
                   Special Note on Reliability.............................. 47
                   Transfers by Third Parties............................... 47
                   Special Note on Frequent Transfers....................... 48
                   Dollar Cost Averaging.................................... 51
                   Portfolio Rebalancing.................................... 52

                Death Benefit............................................... 54
                   Amount of Death Benefit Payable.......................... 54
                   Changing the Specified Amount............................ 54

                Surrenders and Partial Surrenders........................... 56
                   Surrenders............................................... 56
                   Partial Surrenders....................................... 56
                   Effect of Partial Surrenders............................. 57

                Loans....................................................... 58
                   General.................................................. 58
                   Repayment of Policy Debt................................. 59
                   Effect of Policy Loans................................... 59

                Termination................................................. 61
                   Premium to Prevent Termination........................... 61
                   Grace Period............................................. 61
                   Reinstatement............................................ 61
                   Continuation of Coverage Rider........................... 61

                Requesting Payments......................................... 63

                Tax Considerations.......................................... 65
                   Introduction............................................. 65
                   Modified Endowment Contracts............................. 65
                   Special Rules for Modified Endowment Contracts........... 66
                   Tax Status of Life Insurance Policies.................... 66
                   Considerations Where Insured Lives Past Age 100.......... 68
                   1035 Exchanges........................................... 68
                   Income Tax Withholding................................... 69
                   Tax Status of the Policy................................. 69
                   Special Rule for Certain Cash Distributions in the First
                     15 Policy Years........................................ 70
                   Loans.................................................... 70
                   Loss of Interest Deduction Where Policies are Held by or
                     for the Benefit of Corporations, Trusts, Etc........... 70

                   Tax Status of the Company................................ 71
                   Changes in the Law and Other Considerations.............. 71

                Sale of the Policies........................................ 72

                Other Policy Information.................................... 75
                   Optional Payment Plans................................... 75
                   Dividends................................................ 75
                   Incontestability......................................... 75
                   Suicide Exclusion........................................ 75
                   Misstatement of Age or Gender............................ 76
                   Written Notice........................................... 76
                   Trust.................................................... 76
                   Other Changes............................................ 76
                   Reports.................................................. 77
                   Supplemental Benefits.................................... 77
                   Using the Policy as Collateral........................... 78
                   Reinsurance.............................................. 78
                   Legal Proceedings........................................ 78

                Financial Statements........................................ 80

                Definitions................................................. 81

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.

TRANSACTION
FEES
                      The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer assets between Investment Options.

                                              When Charge is         Current Amount      Maximum Amount
Charge                                           Deducted               Deducted            Deducted
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Surrender Charge/1/                      When you surrender        6.0% of the initial 6% of the initial
                                         your Policy within 7      premium, declining  premium, declining
                                         years of the Policy Date  to 0.0% in Policy   to 0.0% in Policy
                                                                   year 7              year 7
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Partial Surrender Processing Fee         When you partially        The lesser of       The lesser of
                                         surrender a portion of    $25.00 or 2% of     $25.00 or 2% of
                                         the Policy's Account      the amount          the amount
                                         Value                     partially           partially
                                                                   surrendered         surrendered
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Net Loan Charge/2/                       When a loan is taken      2.0% net cost on    2.0% net cost on
                                         and monthly thereafter    non-preferred loans non-preferred loans
                                         until loan is repaid in   in all years (and   in all years (and
                                         full                      preferred loans     preferred loans
                                                                   during 1st Policy   during 1st Policy
                                                                   year)               year)

                                                                   0% net cost on      0% net cost on
                                                                   preferred loans in  preferred loans in
                                                                   Policy year 2 and   Policy year 2 and
                                                                   after               after
Illustration Preparation Fee             When you request a        $0.00               $25.00
                                         personalized illustration
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Transfer Fee                             When you make a           $0.00               $10.00
                                         transfer
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                    /1/ For a joint and last survivor Policy, the surrender
                        charge may be lower if required by state non-forfeiture law.

                    /2/ The net cost of a Policy loan is determined as follows:

                                             Non-Preferred Loan Rate  Preferred
                                                All Policy Years      Loan Rate
                                              (Preferred Loan Rate   Policy Year
                                                1st Policy Year)     2 and After
   -----------------------------------------------------------------------------
   Guaranteed Maximum Interest Rate Charged            6.0%              4.0%
   Guaranteed Minimum Interest Rate Credited           4.0%              4.0%
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   Guaranteed Net Cost                                 2.0%              0.0%
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PERIODIC CHARGES
OTHER THAN
PORTFOLIO
OPERATING
EXPENSES
                      The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.

                                               When Charge is         Current Amount      Maximum Amount
Charge                                            Deducted               Deducted            Deducted
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Cost of Insurance/1/                     On the Policy Date and
                                         monthly thereafter on
                                         the Monthly Anniversary
                                         Date until the Insured
                                         on a Single Life Policy or
                                         the younger Insured on
                                         a Joint and Last Survivor
                                         Policy reaches Attained
                                         Age 100

                                                                    Single Life Policy: Single Life Policy:

 Minimum                                                            0.05% of the        $0.06 per $1,000
                                                                    Account Value       of net amount at
                                                                                        risk

 Maximum                                                            0.05% of the        $83.33 per $1000
                                                                    Account Value       of net amount at
                                                                                        risk

 Charge during 1st Policy year for a                                0.05% of the        $1.35 per $1,000
   60 year old male in the Standard                                 Account Value       of net amount at
   Risk Class                                                                           risk

                                                                    Joint and Last      Joint and Last
                                                                    Survivor Policy:    Survivor Policy:

 Minimum                                                            0.03% of the        $0.0002 per
                                                                    Account Value       $1,000 of net
                                                                                        amount at risk

 Maximum                                                            0.03% of the        $83.33 per
                                                                    Account Value       $1,000 of net
                                                                                        amount at risk

 Charge during 1st Policy year for a                                0.03% of the        $0.01 per $1,000
   60 year old male and 60 year old                                 Account Value       of net amount at
   female in the Standard Risk Class                                                    risk
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Administrative Expense Charge            On the Policy Date and
                                         monthly thereafter on
                                         the Monthly Anniversary
                                         Date

 Minimum Charge                                                     $8.00 per month     $8.00 per month

 Maximum Charge                                                     Annualized rate of  Annualized rate of
                                                                    0.40% of the        0.40% of the
                                                                    Account Value       Account Value
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                    /1/ We will not impose this charge once the Insured, under a single life Policy, or the younger Insured, under a joint and last survivor Policy, reaches Attained Age
                        100. The maximum rates vary by the Insured's gender, issue age, risk class and by the year of coverage. Maximum rates may be increased for Policies issued in an increased rating class. The rates shown may not be representative of the charge that a particular owner may pay. If you would like information on the cost of insurance rates for your particular situation, please call us at (800) 352-9910 or your financial representative.

                                             When Charge is         Current Amount       Maximum Amount
Charge                                          Deducted               Deducted             Deducted
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Mortality and Expense Risk Fees          On the Policy Date and
                                         monthly thereafter on
                                         the Monthly Anniversary
                                         Date

                                                                 Annualized rate of   Annualized rate of
                                                                 0.70% of unloaned    0.70% of unloaned
                                                                 assets in the        assets in the
                                                                 Subaccounts          Subaccounts
                                                                 through the first 10 through the first 10
                                                                 Policy years         Policy years

                                                                 Annualized rate of   Annualized rate of
                                                                 0.35% of unloaned    0.35% of unloaned
                                                                 assets in the        assets in the
                                                                 Subaccounts after    Subaccounts after
                                                                 the 10th Policy      the 10th Policy
                                                                 year                 year
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Premium Tax Recovery Charge              On the Policy Date and  0.20% (annualized    0.20% (annualized
                                         monthly thereafter on   rate based on the    rate based on the
                                         the Monthly Anniversary portion of assets in portion of assets in
                                         Date for 10 years after the Separate         the Separate
                                         each premium payment    Account              Account
                                                                 attributable to      attributable to
                                                                 each premium         each premium
                                                                 payment)             payment)
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Distribution Expense Charge              On the Policy Date and  0.30% (annualized    0.30% (annualized
                                         monthly thereafter on   rate based on the    rate based on the
                                         the Monthly Anniversary portion of assets in portion of assets in
                                         Date for 10 years after the Separate         the Separate
                                         each premium payment    Account              Account
                                                                 attributable to      attributable to
                                                                 each premium         each premium
                                                                 payment)             payment)

PERIODIC CHARGES
FOR OPTIONAL
RIDERS
                      The next table describes the charges that you will pay periodically for the riders that are available under the Policy.

                                            When Charge     Current Amount Maximum Amount
                                            is Deducted        Deducted       Deducted
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Accelerated Benefit Rider Charge         At time of benefit    $250.00        $250.00
                                         payment
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Continuation of Coverage Rider Charge    N/A                   $0.00          $0.00
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                      For information concerning compensation paid for the sale of the Policy, see the "Sale of the Policies" provision in this prospectus.

TOTAL ANNUAL
PORTFOLIO
OPERATING
EXPENSES
                      The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. These are expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                      Annual Portfolio Expenses/1/               Minimum Maximum
                      ----------------------------------------------------------
                      Total Annual Portfolio Operating
                       Expenses (before fee waivers or
                       reimbursements)                            0.40%   2.51%
                      ----------------------------------------------------------

                    /1/ Expenses are shown as a percentage of Portfolio average daily net assets as of December 31, 2005. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolios' expenses below specified limits. In some cases, these expense limitations are contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.40% and 1.75%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

Summary of Benefits and Risks

BENEFITS OF YOUR POLICY

DEFINED TERMS
                      See the "Definitions" provision in the back of this prospectus for defined terms.

DEATH BENEFIT
                      The primary benefit of your Policy is life insurance coverage. Your initial premium purchases a Specified Amount of life insurance coverage. While the Policy is in force, we will pay a Death Benefit to your beneficiary(ies) when the Insured dies (or the last surviving Insured dies if you purchase a joint and last survivor Policy). See the "Death Benefit" provision of this prospectus.

DEATH BENEFIT
PAYABLE
                      If the Insured under a single life Policy or the last surviving Insured under a joint and last survivor Policy at his or her death is younger than Attained Age 100, the Death Benefit payable is the greater of the Specified Amount and the Account Value multiplied by the applicable corridor percentage.

                      If the Insured under a single life Policy or the last surviving Insured under a joint and last survivor Policy at his or her death is Attained Age 100 or older, the Death Benefit payable is the Account Value multiplied by the applicable corridor percentage.

                      Under certain circumstances, we may further adjust the amount of the Death Benefit payable. See the "Death Benefit" and the "Incontestability" and "Misstatement of Age or Gender" provisions of this prospectus.

COVERAGE
FLEXIBILITY
                      Within certain limits, you can:

                         . increase or decrease the Specified Amount;

                         . change your beneficiary(ies); and

                         . change the owner of the Policy.

                      See the "Death Benefit -- Changing the Specified Amount" and "The Policy -- Changing the Owner or Beneficiary" provisions of this prospectus.

CHOICE OF DEATH
BENEFIT PAYMENT
OPTIONS
                      Your beneficiary(ies) may choose to take Death Benefit proceeds as a lump sum or select from a variety of payment options which pay the Death Benefit proceeds over time. See the "Death Benefit -- Changing the Death Benefit Option" provision of this prospectus.

CASH BENEFITS
                      You can access the Account Value of your Policy by taking a Policy loan, taking a partial surrender or a full surrender with certain limitations as described below:

  LOANS
                      You may take a Policy loan for up to 90% of the difference between your Account Value and any surrender charges, minus any Policy Debt. Taking a Policy loan may have adverse tax consequences. See the "Loans" and "Tax Considerations" provisions of this prospectus.

  PARTIAL
  SURRENDERS
                      You may take one partial surrender each Policy year after the first Policy year. The minimum partial surrender amount is $1,000. The maximum partial surrender amount you may take is equal to the lesser of:

                        (1) your Surrender Value of the Policy less $1,000 at
                            the time of the partial surrender; and

                        (2) the available loan amount (which is equal to 90% of
                            the difference between Account Value and any surrender charges, minus any Policy Debt).

                      We will not permit a partial surrender that would reduce your Account Value to below $25,000 at the time of the partial surrender. We also assess a processing fee for each partial surrender equal to the lesser of $25 or 2% of the amount surrendered. In addition, you may be subject to a 10% IRS penalty tax if your Policy is deemed a Modified Endowment Contract and you are under the age of 59 1/2 at the time of the partial surrender. Partial surrenders will reduce your Account Value and Death Benefit proceeds. Federal income taxes and a penalty tax will apply to each partial surrender. See the "Surrenders and Partial Surrenders" provision of this prospectus.

  FULL
  SURRENDER
                      You can surrender your Policy at any time for its Surrender Value (Account Value minus Policy Debt minus any applicable surrender charge). You can choose to take the Surrender Value in a lump sum or over time by electing one of several payment options. See the "Surrenders and Partial Surrenders" provision of this prospectus.

MINIMUM
PREMIUM
REQUIREMENT
                      The minimum initial premium is $25,000. Subsequent premiums are accepted on a limited basis and must be at least $1,000. See the "Premiums" provision of this prospectus.

INVESTMENT
OPTIONS
                      You can allocate your premium to the Guarantee Account and among up to 10 of the Subaccounts available in the Separate Account at any given time. Each Subaccount invests in shares of a designated Portfolio. Not all Portfolios may be available to all Policies, or available in all states or in all markets. See the "Separate Account" and the "Portfolios" provisions of this prospectus. Assets allocated to the Guarantee

                      Account will earn interest monthly at an annual effective rate of at least 4%. See the "Guarantee Account" provision of this prospectus.

TRANSFERS
                      You may transfer assets among the Subaccounts and between the Subaccounts and the Guarantee Account, within certain limits. We also offer two automated transfer programs:
                      Dollar Cost Averaging and Portfolio Rebalancing. See the "Transfers" provision of this prospectus.

TAX BENEFITS
                      You are generally not taxed on the Policy's earnings until you withdraw Account Value from your Policy. This is known as tax deferral. Your beneficiary(ies) generally receives Death Benefit proceeds income tax-free. See the "Tax Considerations" provision of this prospectus.

ASSIGNABILITY
                      You may assign the Policy as collateral for a loan or other obligation. See the "Other Policy
                      Information -- Using the Policy as Collateral" provision of this prospectus.

RIGHT TO RETURN
THE POLICY
                      You have a limited period of time after the Policy is issued during which you can cancel the Policy and receive a refund. See the "Policy -- Canceling a Policy" provision of this prospectus.

ADDITIONAL
BENEFITS
                      If available in your state, there are additional benefits that are added to your Policy by way of optional riders. See the "Fee Tables" and "Other Policy Information -- Supplemental Benefits" provisions of this prospectus.

RISKS OF YOUR POLICY

RISK OF AN INCREASE
IN CURRENT FEES AND
EXPENSES
                      Certain fees and expenses are assessed at less than their guaranteed minimum levels. In the future, we may increase these current charges up to the guaranteed (i.e., the maximum) levels. If fees and expenses are increased, you may need to increase the amount of premium to keep the Policy in force.

SUITABILITY
                      Variable life insurance is designed for long-term financial planning. It is not suitable as an investment vehicle for short-term savings. You should not purchase a Policy if you will need the premium payment in a short period of time. If you do not plan on holding this Policy for at least 7 years, you will incur a surrender charge if you surrender the Policy. See the "Fee Tables" provision of this prospectus.

INVESTMENT RISK
                      Your Account Value is subject to the risk that investment performance will be unfavorable and that your Account Value will decrease. If your investment results are unfavorable and/or you stop making premium payments at or above the minimum requirements, the Surrender Value of your Policy may fall to zero, because we continue to deduct charges from your Account Value. In that case the Policy will terminate without value and insurance coverage will cease, unless you make an additional payment sufficient to prevent a termination during the 61 day grace period. If you have the Continuation of Coverage Rider and it is still in force and your Policy Debt does not exceed your Account Value, your Policy will not terminate regardless of your Subaccount investment performance. On the other hand, if your investment experience is favorable and you have kept the Policy in force for a substantial time, you may be able to draw upon your Account Value, through partial surrenders and Policy loans. See the "Loans" and the "Termination" provisions of this prospectus.

ADDITIONAL RISKS
                      The types of investments that a Portfolio makes will also create risk. A comprehensive discussion of the risks of the Portfolio underlying each Subaccount may be found in that Portfolio's prospectus. You should read each Portfolio's prospectus carefully before investing.

RISK OF
TERMINATION
                      If the Surrender Value of your Policy is insufficient to pay the monthly deduction when due, a grace period will begin. There is a risk that if partial surrenders, loans, and monthly deductions reduce your Surrender Value to an amount insufficient to cover Policy charges and/or if the investment experience of your selected Subaccounts is unfavorable, then your Policy could lapse (unless the Continuation of Coverage Rider is in force). In that case, you will have a 61 day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, your Policy will terminate without value, insurance coverage will cease, and you will receive no benefits. After termination, you may reinstate your Policy within three years subject to certain conditions. See the "Termination" provision of this prospectus.

TAX RISKS
                      In order to qualify as a life insurance policy for Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy on the life of a single Insured should satisfy the applicable requirements. There is less guidance, however, with respect to joint and last survivor Policies. In the absence of such guidance there is some uncertainty as to whether a joint and last survivor Policy will qualify as a life insurance policy for Federal tax purposes. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

                      In most cases this Policy will be a Modified Endowment Contract. In these cases, special rules apply, and a 10% IRS penalty tax may be imposed on distributions, including loans.

                      Existing tax laws that benefit this Policy may change at any time. You should consult a qualified tax adviser in all tax matters involving your Policy. See the "Tax Considerations" provision of this prospectus.

EFFECTS OF
POLICY LOANS
                      A Policy loan, whether or not repaid, will affect your Account Value over time because we subtract the amount of the loan from the Investment Options as collateral. We then credit a fixed interest rate to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts, the effect could be favorable or unfavorable.

                      Because we subtract the amount of the loan from the Investment Options, a Policy loan reduces the amount available for transfers among the Subaccounts and the Guarantee Account.

                      A Policy loan also reduces the Death Benefit payable. A Policy loan could make it more likely that a Policy would terminate. There is a risk that the Policy will lapse and a Policy loan could result in adverse tax consequences. In circumstances where your Policy is at risk of lapse, you must submit a sufficient payment during the grace period to avoid the Policy's termination without value and the end of insurance coverage. If a Policy is issued as a Modified Endowment Contract and a loan is taken from the Policy, the amount of the loan (together with any unpaid interest included in Policy Debt) will be taxed in the same manner as a partial surrender. See the "Loans" provision of this prospectus.

LIMITS ON
TRANSFERS
                      You may transfer all or a portion of your assets between and among the Subaccounts and the Guarantee Account on any Valuation Day subject to certain restrictions. You may not, however, transfer assets in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period. We may limit and/or restrict transfers from the Guarantee Account to the Subaccounts and from the Subaccounts to the Guarantee Account.

                      Frequent Subaccount transfers can dilute the value of a Portfolio's shares, disrupt the management of the Portfolio's investment portfolio, and increase brokerage and administrative costs. To discourage frequent Subaccount transfers, we have adopted the following transfer policy. All owners may submit the first 12 Subaccount transfers made in a calendar year by overnight delivery service, U.S. Mail, voice response, telephone or facsimile. Once such 12 Subaccount transfers have been executed, a letter will be sent to owners notifying them that they may submit additional transfers only in writing by U.S. Mail or by overnight delivery service. Transfer requests sent by same day mail, courier service, telephone or facsimile will not be accepted. The restrictions listed above do not apply to any transfers made among the Subaccounts pursuant to a Dollar Cost Averaging program or Portfolio Rebalancing program. We will also not honor your transfer request if you attempt to make a transfer during the grace period and there is no Account Value.

                      We currently do not charge for transfers. However, we reserve the right to assess a charge of up to $10 per transfer. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100. See the "Transfers" provision of this prospectus.

COMPARISON WITH
OTHER INSURANCE
POLICIES
                      The Policy is similar in many ways to universal life insurance. As with universal life insurance:

                         . the owner pays a premium for insurance coverage on
                           the Insured(s);

                         . the Policy provides for the accumulation of
                           Surrender Value that is payable if the owner surrenders the Policy during the lifetime of the Insured under a single life Policy and the last Insured under a joint and last survivor Policy; and

                         . the Surrender Value may be substantially lower than
                           the premium paid.

                      However, the Policy differs from universal life insurance in that it permits you to place your premium in the Subaccounts. The amount and duration of life insurance protection and the value of the Policy will vary with the investment performance of the Subaccounts you select. You bear the investment risk with respect to the amounts allocated to the Subaccounts.

The Company

                      We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contracts. We do business in 49 states and the District of Columbia. Our Home Office is located at 6610 West Broad Street, Richmond, Virginia 23230. Our Variable Life Service Center is located at 3100 Albert Lankford Drive, Lynchburg, Virginia 24501. We are obligated to pay all amounts promised under the Policy.

                      Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation and the Company. GNA Corporation is directly owned by Genworth Financial, Inc., a public company.

                      We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

The Separate Account

                      We established the Separate Account as a separate investment account on August 21, 1986. The Separate Account has Subaccounts available under the Policy. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio of one of the Funds described in "The Portfolios" provision of this prospectus.

                      The assets of the Separate Account belong to us. However, we may not charge the assets in the Separate Account attributable to the Policies with liabilities arising out of any other business we conduct. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we conduct.

CHANGES TO THE
SEPARATE
ACCOUNT
                      The Separate Account may include other Subaccounts that are not available under this Policy. We may substitute another Subaccount or insurance company separate account under the Policy if, in our judgment, investment in a Subaccount should no longer be possible or becomes inappropriate for the purposes of the Policies, or if investment in another Subaccount or insurance company separate account is in the best interest of owners. The new Subaccounts may be limited to certain classes of Policies, and the new Subaccounts may have higher fees and charges than the Subaccounts they replaced. No substitution may take place without prior notice to owners and prior approval of the Securities and Exchange Commission ("SEC") and insurance regulatory authorities, to the extent required by the Investment Company Act of 1940 (the "1940 Act") and applicable law.

                      We may also, where permitted by law:

                         . create new separate accounts;

                         . combine separate accounts, including combining the
                           Separate Account with another separate account established by the Company;

                         . transfer assets of the Separate Account, which we
                           determine to be associated with the class of Policies to which this Policy belongs, to another separate account;

                         . add new Subaccounts to or remove Subaccounts from
                           the Separate Account, or combine Subaccounts;

                         . make the Subaccounts available under other policies
                           we issue;

                         . add new Portfolios or remove existing Portfolios;

                         . substitute a new Portfolio for any existing
                           Portfolio whose shares are no longer available for investment;

                         . substitute a new Portfolio for any existing
                           Portfolio which we determine is no longer appropriate in light of the purposes of the Separate Account;

                         . deregister the Separate Account under the 1940 Act;
                           and

                         . operate the Separate Account under the direction of
                           a committee or in another form.

The Portfolios

                      You select the Subaccounts to which you direct premiums. There are limitations on the number of transfers that may be made each Policy year. See the "Transfers" provision for additional information.

                      Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each Portfolio are separate from other Portfolios of a Fund and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate Portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

                      We summarize the investment objectives of each Portfolio below. There is no assurance that any of the Portfolios will meet these objectives. Before choosing a Subaccount to allocate your premiums and assets, carefully read the prospectus for each Portfolio, along with this prospectus.

                      You may obtain a free copy of the prospectus for each Portfolio by writing our Variable Life Service Center at 3100 Albert Lankford Drive, Lynchburg, Virginia 24501, by calling us at (800) 352-9910 or by visiting our website at www.genworth.com, or through your financial representative.

                      The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual funds or portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other mutual funds or portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other mutual funds or portfolios, even if the other mutual funds or portfolios have the same investment adviser or manager, or if the other mutual funds or portfolios have a similar name.

THE SUBACCOUNTS
                      You may invest in up to 10 Subaccounts plus the Guarantee Account at any one time. Each Subaccount invests in one of the Portfolios described below.

                                                                                          Adviser (and Sub-Adviser(s),
                Subaccount Investing In                      Investment Objective                as applicable)
                ------------------------------------------------------------------------------------------------------
AIM VARIABLE    AIM V.I. Basic Value Fund --          Seeks to provide long-term growth       A I M Advisors, Inc.
INSURANCE FUNDS Series II shares                      of capital.
                ------------------------------------------------------------------------------------------------------
                AIM V.I. Capital Appreciation Fund -- Seeks to provide growth of capital.     A I M Advisors, Inc.
                Series I shares/1/
                ------------------------------------------------------------------------------------------------------

                    /1/ On May 1, 2006, the AIM V.I. Growth Fund merged into
                        the AIM V.I. Capital Appreciation Fund.

                                                                                                     Adviser (and Sub-Adviser(s),
                        Subaccount Investing In                         Investment Objective                as applicable)
                        ---------------------------------------------------------------------------------------------------------
                        AIM V.I. Core Equity Fund/1 /--          Seeks to provide growth of capital. A I M Advisors, Inc.
                        Series I shares
                        ---------------------------------------------------------------------------------------------------------
                        AIM V.I. International Growth Fund --    Seeks to provide long-term growth   A I M Advisors, Inc.
                        Series II shares                         of capital.
                        ---------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN       AllianceBernstein Global Technology      Long-term growth of capital.        Alliance Capital
VARIABLE PRODUCTS       Portfolio -- Class B                                                         Management, L.P.
SERIES FUND, INC.
                        ---------------------------------------------------------------------------------------------------------
                        AllianceBernstein Growth and Income      Long-term growth of capital.        Alliance Capital
                        Portfolio -- Class B                                                         Management, L.P.
                        ---------------------------------------------------------------------------------------------------------
                        AllianceBernstein International Value    Long-term growth of capital.        Alliance Capital
                        Portfolio -- Class B                                                         Management, L.P.
                        ---------------------------------------------------------------------------------------------------------
                        AllianceBernstein Large Cap Growth       Long-term growth of capital.        Alliance Capital
                        Portfolio -- Class B                                                         Management, L.P.
                        ---------------------------------------------------------------------------------------------------------
                        AllianceBernstein Small Cap Growth       Long-term growth of capital.        Alliance Capital
                        Portfolio -- Class B                                                         Management, L.P.
                        ---------------------------------------------------------------------------------------------------------
AMERICAN CENTURY        VP Inflation Protection Fund -- Class II Pursues long-term total return      American Century Investment
VARIABLE PORTFOLIOS II,                                          using a strategy that seeks to      Management, Inc.
INC.                                                             protect against U.S. inflation.
                        ---------------------------------------------------------------------------------------------------------
COLUMBIA FUNDS          Columbia Marsico Growth Fund,            The fund seeks long-term growth     Columbia Management
VARIABLE INSURANCE      Variable Series (formerly, Nations       of capital.                         Advisors, LLC (subadvised by
TRUST I (FORMERLY,      Marsico Growth Portfolio)                                                    Marsico Capital
NATIONS SEPARATE                                                                                     Management, LLC)
ACCOUNT TRUST)
                        ---------------------------------------------------------------------------------------------------------
                        Columbia Marsico International           The fund seeks long-term growth     Columbia Management
                        Opportunities Fund, Variable Series      of capital.                         Advisors, LLC (subadvised by
                        (formerly, Nations Marsico                                                   Marsico Capital
                        International Opportunities Portfolio)                                       Management, LLC)
                        ---------------------------------------------------------------------------------------------------------
EATON VANCE             VT Floating-Rate Income Fund             Seeks high current income.          Eaton Vance Management
VARIABLE TRUST
                        ---------------------------------------------------------------------------------------------------------
                        VT Worldwide Health Sciences Fund        Seeks long-term capital growth by   OrbiMed Advisors LLC
                                                                 investing in a worldwide and
                                                                 diversified portfolio of health
                                                                 sciences companies.
                        ---------------------------------------------------------------------------------------------------------
EVERGREEN VARIABLE      Evergreen VA Omega Fund -- Class 2       Seeks long-term capital growth.     Evergreen Investment
ANNUITY TRUST                                                                                        Management Company, LLC
                        ---------------------------------------------------------------------------------------------------------
FAM VARIABLE SERIES     Mercury Basic Value V.I. Fund --         Seeks capital appreciation and,     Merrill Lynch Investment
FUNDS, INC.             Class III Shares                         secondarily, income.                Managers, L.P., dba Mercury
                                                                                                     Advisers
                        ---------------------------------------------------------------------------------------------------------
                        Mercury Global Allocation V.I. Fund --   Seeks high total investment         Merrill Lynch Investment
                        Class III Shares                         return.                             Managers, L.P., dba Mercury
                                                                                                     Advisers
                        ---------------------------------------------------------------------------------------------------------
                        Mercury Large Cap Growth V.I.            Seeks long-term capital growth.     Merrill Lynch Investment
                        Fund -- Class III Shares                                                     Managers, L.P., dba Mercury
                                                                                                     Advisers
                        ---------------------------------------------------------------------------------------------------------
                        Mercury Value Opportunities V.I.         Seeks long-term growth of capital.  Merrill Lynch Investment
                        Fund -- Class III Shares                                                     Managers, L.P., dba Mercury
                                                                                                     Advisers
                        ---------------------------------------------------------------------------------------------------------

                    /1/ On May 1, 2006, the AIM V.I. Premier Equity Fund merged into the AIM V.I. Core Equity Fund.

                                                                                          Adviser (and Sub-Adviser(s),
                     Subaccount Investing In                 Investment Objective                as applicable)
                     -------------------------------------------------------------------------------------------------
FEDERATED            Federated High Income Bond       Seeks high current income by        Federated Investment
INSURANCE SERIES     Fund II -- Service Shares        investing in lower-rated corporate  Management Company
                                                      debt obligations, commonly
                                                      referred to as "junk bonds."
                     -------------------------------------------------------------------------------------------------
                     Federated Kaufmann Fund II --    Seeks capital appreciation.         Federated Equity
                     Service Shares                                                       Management Company of
                                                                                          Pennsylvania (subadvised by
                                                                                          Federated Global Investment
                                                                                          Management Corp.)
                     -------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE VIP Balanced Portfolio --        Seeks income and capital growth     Fidelity Management &
INSURANCE PRODUCTS   Service Class 2                  consistent with reasonable risk.    Research Company
FUND
                     -------------------------------------------------------------------------------------------------
                     VIP Contrafund(R) Portfolio --   Seeks long-term capital             Fidelity Management &
                     Service Class 2                  appreciation.                       Research Company
                                                                                          (subadvised by Fidelity
                                                                                          Management & Research
                                                                                          (U.K.) Inc., Fidelity
                                                                                          Management & Research
                                                                                          (Far East) Inc., Fidelity
                                                                                          Investments Japan Limited,
                                                                                          FMR Co., Inc.)
                     -------------------------------------------------------------------------------------------------
                     VIP Dynamic Capital Appreciation Seeks capital appreciation.         Fidelity Management &
                     Portfolio -- Service Class 2                                         Research Company
                                                                                          (subadvised by Fidelity
                                                                                          Management & Research
                                                                                          (U.K.) Inc., Fidelity
                                                                                          Management & Research
                                                                                          (Far East) Inc., Fidelity
                                                                                          Investments Japan Limited
                                                                                          and FMR Co., Inc.)
                     -------------------------------------------------------------------------------------------------
                     VIP Equity-Income Portfolio --   Seeks reasonable income. The        Fidelity Management &
                     Service Class 2                  fund will also consider the         Research Company
                                                      potential for capital appreciation. (subadvised by FMR Co.,
                                                      The fund's goal is to achieve a     Inc.)
                                                      yield which exceeds the composite
                                                      yield on the securities comprising
                                                      the Standard & Poors 500/SM/ Index
                                                      (S&P 500(R)).
                     -------------------------------------------------------------------------------------------------
                     VIP Growth Portfolio --          Seeks to achieve capital            Fidelity Management &
                     Service Class 2                  appreciation.                       Research Company
                                                                                          (subadvised by FMR Co.,
                                                                                          Inc.)
                     -------------------------------------------------------------------------------------------------
                     VIP Growth & Income Portfolio -- Seeks high total return through a   Fidelity Management &
                     Service Class 2                  combination of current income and   Research Company
                                                      capital appreciation.               (subadvised by Fidelity
                                                                                          Management & Research
                                                                                          (U.K.) Inc., Fidelity
                                                                                          Management & Research
                                                                                          (Far East) Inc., Fidelity
                                                                                          Investments Japan Limited
                                                                                          and FMR Co., Inc.)
                     -------------------------------------------------------------------------------------------------

                                                                                          Adviser (and Sub-Adviser(s),
                   Subaccount Investing In                    Investment Objective               as applicable)
                   ---------------------------------------------------------------------------------------------------
                   VIP Mid Cap Portfolio --            Seeks long-term growth of capital.  Fidelity Management &
                   Service Class 2                                                         Research Company
                                                                                           (subadvised by Fidelity
                                                                                           Management & Research
                                                                                           (U.K.) Inc., Fidelity
                                                                                           Management & Research
                                                                                           (Far East) Inc., Fidelity
                                                                                           Investments Japan Limited,
                                                                                           FMR Co., Inc.)
                   ---------------------------------------------------------------------------------------------------
                   VIP Value Strategies Portfolio --   Seeks capital appreciation.         Fidelity Management &
                   Service Class 2                                                         Research Company
                                                                                           (subadvised by FMR Co.,
                                                                                           Inc.)
                   ---------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON Franklin Income Securities Fund --  Seeks to maximize income while      Franklin Advisers, Inc.
VARIABLE INSURANCE Class 2 Shares                      maintaining prospects for capital
PRODUCTS TRUST                                         appreciation. The fund normally
                                                       invests in both equity and debt
                                                       securities. The fund seeks income
                                                       by investing in corporate, foreign
                                                       and U.S. Treasury bonds as well
                                                       as stocks with dividend yields the
                                                       manager believes are attractive.
                   ---------------------------------------------------------------------------------------------------
                   Mutual Shares Securities Fund --    Seeks capital appreciation, with    Franklin Mutual Advisers,
                   Class 2 Shares                      income as a secondary goal. The     LLC
                                                       fund normally invests mainly in
                                                       equity securities that the manager
                                                       believes are undervalued. The
                                                       fund normally invests primarily in
                                                       undervalued stocks and to a
                                                       lesser extent in risk arbitrage
                                                       securities and distressed
                                                       companies.
                   ---------------------------------------------------------------------------------------------------
                   Templeton Growth Securities Fund -- Seeks long-term capital growth.     Templeton Global Advisors
                   Class 2 Shares                      The Fund normally invests           Limited
                                                       primarily in equity securities of
                                                       companies located anywhere in
                                                       the world, including those in the
                                                       U.S. and in emerging markets.
                   ---------------------------------------------------------------------------------------------------
GE INVESTMENTS     Income Fund                         Seeks maximum income                GE Asset Management
FUNDS, INC.                                            consistent with prudent             Incorporated
                                                       investment management and the
                                                       preservation of capital.
                   ---------------------------------------------------------------------------------------------------
                   Mid-Cap Equity Fund                 Seeks long-term growth of capital   GE Asset Management
                                                       and future income.                  Incorporated
                   ---------------------------------------------------------------------------------------------------
                   Money Market Fund/1/                Seeks a high level of current       GE Asset Management
                                                       income consistent with the          Incorporated
                                                       preservation of capital and
                                                       maintenance of liquidity.
                   ---------------------------------------------------------------------------------------------------
                   Premier Growth Equity Fund          Seeks long-term growth of capital   GE Asset Management
                                                       and future income rather than       Incorporated
                                                       current income.
                   ---------------------------------------------------------------------------------------------------

                    /1/ During extended periods of low interest rates, the
                        yields of the Money Market Fund may become extremely low and possibly negative.

                                                                                                Adviser (and Sub-Adviser(s),
                   Subaccount Investing In                        Investment Objective                 as applicable)
                   ---------------------------------------------------------------------------------------------------------
                   Real Estate Securities Fund            Seeks maximum total return            GE Asset Management
                                                          through current income and capital    Incorporated (subadvised by
                                                          appreciation.                         Urdang Securities
                                                                                                Management, Inc.)
                   ---------------------------------------------------------------------------------------------------------
                   S&P 500(R) Index Fund/1/               Seeks growth of capital and           GE Asset Management
                                                          accumulation of income that           Incorporated
                                                          corresponds to the investment         (subadvised by SSgA Funds
                                                          return of S&P's 500 Composite         Management, Inc.)
                                                          Stock Index.
                   ---------------------------------------------------------------------------------------------------------
                   Small-Cap Equity Fund                  Seeks long-term growth of capital.    GE Asset Management
                                                                                                Incorporated (subadvised by
                                                                                                Palisade Capital
                                                                                                Management, L.L.C.)
                   ---------------------------------------------------------------------------------------------------------
                   Total Return Fund -- Class 3 Shares/2/ Seeks the highest total return,       GE Asset Management
                                                          composed of current income and        Incorporated
                                                          capital appreciation, as is
                                                          consistent with prudent
                                                          investment risk.
                   ---------------------------------------------------------------------------------------------------------
                   U.S. Equity Fund                       Seeks long-term growth of capital.    GE Asset Management
                                                                                                Incorporated
                   ---------------------------------------------------------------------------------------------------------
                   Value Equity Fund                      Seeks long-term growth of capital     GE Asset Management
                                                          and future income.                    Incorporated
                   ---------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES Balanced Portfolio -- Service Shares   Seeks long-term capital growth,       Janus Capital
                                                          consistent with preservation of       Management LLC
                                                          capital and balanced by current
                                                          income.
                   ---------------------------------------------------------------------------------------------------------
                   Forty Portfolio -- Service Shares      A non-diversified portfolio that      Janus Capital
                                                          seeks long-term growth of capital./3/ Management LLC
                   ---------------------------------------------------------------------------------------------------------
LEGG MASON         Legg Mason Variable All Cap            Seeks capital appreciation through    Salomon Brothers Asset
PARTNERS VARIABLE  Portfolio -- Class II (formerly,       investment in securities which the    Management Inc
PORTFOLIOS I, INC. Salomon Brothers Variable All Cap      managers believe have above-
(FORMERLY, SALOMON Fund)                                  average capital appreciation
BROTHERS VARIABLE                                         potential.
SERIES FUNDS INC)
                   ---------------------------------------------------------------------------------------------------------

                    /1/ "Standard & Poor's," "S&P," and "S&P 500" are
                        trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GE Asset Management Incorporated. The S&P 500(R) Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in this portfolio or the Policy.

                    /2/ For policies issued on or after May 1, 2006, only Class
                        3 Shares of the Total Return Fund will be available. If your policy was issued prior to May 1, 2006, Class 1
                        Shares of the Total Return Fund are available.
                    /3/ A non-diversified portfolio is a portfolio that may
                        hold a larger position in a smaller number of
                        securities than a diversified portfolio. This means that a single security's increase or decrease in value may have a greater impact on the return and the net asset value of a non-diversified portfolio than a diversified portfolio.

                                                                                                    Adviser (and Sub-Adviser(s),
                       Subaccount Investing In                         Investment Objective                as applicable)
                       ---------------------------------------------------------------------------------------------------------
                       Legg Mason Partners Variable Total      Seeks to obtain above-average          Salomon Brothers Asset
                       Return Portfolio -- Class II (formerly, income (compared to a portfolio        Management Inc
                       Salomon Brothers Variable Total         entirely invested in equity
                       Return Fund)                            securities). The fund's secondary
                                                               objective is to take advantage of
                                                               opportunities to achieve growth of
                                                               capital and income.
                       ---------------------------------------------------------------------------------------------------------
LEGG MASON PARTNERS    Legg Mason Partners Variable            Seeks capital appreciation.            Salomon Brothers Asset
VARIABLE PORTFOLIOS II Aggressive Growth Portfolio --                                                 Management Inc
(FORMERLY, GREENWICH   Class II (formerly, Salomon Brothers
STREET SERIES FUND)    Variable Aggressive Growth Fund)
                       ---------------------------------------------------------------------------------------------------------
MFS(R)  VARIABLE       MFS(R) Investors Growth Stock           Seeks long-term growth of capital      Massachusetts Financial
INSURANCE TRUST        Series -- Service Class Shares          and future income rather than          Services Company
                                                               current income.

                       ---------------------------------------------------------------------------------------------------------
                       MFS(R) Investors Trust Series --        Seeks long-term growth of capital      Massachusetts Financial
                       Service Class Shares                    and secondarily reasonable             Services Company
                                                               current income.
                       ---------------------------------------------------------------------------------------------------------
                       MFS(R) Total Return Series --           Seeks above-average income.            Massachusetts Financial
                       Service Class Shares                    Reasonable opportunity for growth      Services Company
                                                               of capital and income is a
                                                               secondary objective.
                       ---------------------------------------------------------------------------------------------------------
                       MFS(R) Utilities Series --              Seeks capital growth and current       Massachusetts Financial
                       Service Class Shares                    income.                                Services Company
                       ---------------------------------------------------------------------------------------------------------
OPPENHEIMER            Oppenheimer Balanced Fund/VA --         Seeks a high total investment          OppenheimerFunds, Inc.
VARIABLE ACCOUNT       Service Shares                          return, which includes current
FUNDS                                                          income and capital appreciation in
                                                               the value of its shares.
                       ---------------------------------------------------------------------------------------------------------
                       Oppenheimer Capital Appreciation        Seeks capital appreciation by          OppenheimerFunds, Inc.
                       Fund/VA -- Service Shares               investing in securities of well-
                                                               known, established companies.
                       ---------------------------------------------------------------------------------------------------------
                       Oppenheimer Global Securities           Seeks long-term capital                OppenheimerFunds, Inc.
                       Fund/VA -- Service Shares               appreciation by investing a
                                                               substantial portion of its assets in
                                                               securities of foreign issuers,
                                                               "growth type" companies, cyclical
                                                               industries and special situations
                                                               that are considered to have
                                                               appreciation possibilities.
                       ---------------------------------------------------------------------------------------------------------
                       Oppenheimer Main Street Fund/VA --      Seeks high total return (which         OppenheimerFunds, Inc.
                       Service Shares                          includes growth in the value of its
                                                               shares as well as current income)
                                                               from equity and debt securities.
                       ---------------------------------------------------------------------------------------------------------
                       Oppenheimer Main Street Small Cap       Seeks capital appreciation.            OppenheimerFunds, Inc.
                       Fund/VA -- Service Shares
                       ---------------------------------------------------------------------------------------------------------
                       Oppenheimer MidCap Fund/VA --           Seeks capital appreciation by          OppenheimerFunds, Inc.
                       Service Shares (formerly,               investing in "growth type"
                       Oppenheimer Aggressive                  companies.
                       Growth Fund/VA)
                       ---------------------------------------------------------------------------------------------------------

                                                                                          Adviser (and Sub-Adviser(s),
                  Subaccount Investing In                     Investment Objective               as applicable)
                  ----------------------------------------------------------------------------------------------------
PIMCO VARIABLE    All Asset Portfolio -- Advisor Class Seeks maximum real return           Pacific Investment
INSURANCE TRUST   Shares                               consistent with preservation of     Management Company LLC
                                                       real capital and prudent
                                                       investment management.
                  ----------------------------------------------------------------------------------------------------
                  High Yield Portfolio --              Seeks to maximize total return,     Pacific Investment
                  Administrative Class Shares          consistent with preservation of     Management Company LLC
                                                       capital and prudent investment
                                                       management. Invests at least 80%
                                                       of its assets in a diversified
                                                       portfolio of high yield securities
                                                       ("junk bonds") rated below
                                                       investment grade but rated at
                                                       least Caa by Moody's or CCC by
                                                       S&P, or, if unrated, determined by
                                                       PIMCO to be of comparable
                                                       quality, subject to a maximum of
                                                       5% of total assets in securities
                                                       rated Caa by Moody's or CCC by
                                                       S&P, or, if unrated, determined by
                                                       PIMCO to be of comparable
                                                       quality.
                  ----------------------------------------------------------------------------------------------------
                  Long-Term U.S. Government            Seeks to maximize total return,     Pacific Investment
                  Portfolio -- Administrative Class    consistent with preservation of     Management Company LLC
                  Shares                               capital and prudent investment
                                                       management.
                  ----------------------------------------------------------------------------------------------------
                  Low Duration Portfolio --            Seeks maximum total return,         Pacific Investment
                  Administrative Class Shares          consistent with preservation of     Management Company LLC
                                                       capital and prudent investment
                                                       management.
                  ----------------------------------------------------------------------------------------------------
                  Total Return Portfolio --            Seeks to maximize total return,     Pacific Investment
                  Administrative Class Shares          consistent with preservation of     Management Company LLC
                                                       capital and prudent investment
                                                       management.
                  ----------------------------------------------------------------------------------------------------
THE PRUDENTIAL    Jennison Portfolio -- Class II       Seeks long-term growth of capital.  Prudential Investments LLC
SERIES FUND                                                                                (subadvised by Jennison
(FORMERLY, THE                                                                             Associates LLC)
PRUDENTIAL SERIES
FUND, INC.)
                  ----------------------------------------------------------------------------------------------------
                  Jennison 20/20 Focus Portfolio --    Seeks long-term growth of capital.  Prudential Investments LLC
                  Class II                                                                 (subadvised by Jennison
                                                                                           Associates LLC)
                  ----------------------------------------------------------------------------------------------------
                  Natural Resources Portfolio --       Seeks long-term growth of capital.  Prudential Investments LLC
                  Class II                                                                 (subadvised by Jennison
                                                                                           Associates LLC)
                  ----------------------------------------------------------------------------------------------------

                                                                                              Adviser (and Sub-Adviser(s),
                 Subaccount Investing In                        Investment Objective                 as applicable)
                 ---------------------------------------------------------------------------------------------------------
RYDEX VARIABLE   OTC Fund/1/                           Seeks to provide investment                 Rydex Investments
TRUST                                                  results that correspond to a
                                                       benchmark for over-the-counter
                                                       securities. The portfolio's current
                                                       benchmark is the NASDAQ 100
                                                       Index(TM). The NASDAQ 100 Index(TM)
                                                       contains the 100 largest non-
                                                       financial, non-utilities stocks in the
                                                       NASDAQ Composite.
                 ---------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE  Comstock Portfolio -- Class II Shares Seeks capital growth and income.            Van Kampen Asset
INVESTMENT TRUST                                                                                   Management Inc.
                 ---------------------------------------------------------------------------------------------------------
                 Emerging Growth Portfolio --          Seeks capital appreciation.                 Van Kampen Asset
                 Class II Shares                                                                   Management Inc.
                 ---------------------------------------------------------------------------------------------------------

                    /1/ The NASDAQ 100 Index(TM) is an unmanaged index that is a widely recognized indicator of OTC Market performance.

                      The following Portfolio is not available for new premium or transfers on or after November 15, 2004:

                                                                                        Adviser (and Sub-Adviser(s),
                   Subaccount Investing In                  Investment Objective               as applicable)
                   -------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES International Growth Portfolio -- Seeks long-term growth of capital.        Janus Capital
                   Service Shares                                                              Management LLC
                   -------------------------------------------------------------------------------------------------

                      The following Portfolios are not available to Policies issued on or after May 1, 2003:

                                                                                          Adviser (and Sub-Adviser(s),
                   Subaccount Investing In                    Investment Objective               as applicable)
                   ---------------------------------------------------------------------------------------------------
DREYFUS            The Dreyfus Socially Responsible    Seeks capital growth with current    The Dreyfus Corporation
                   Growth Fund, Inc. -- Initial Shares income as a secondary goal.
                   ---------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES Global Life Sciences Portfolio --   Seeks long-term growth of capital.   Janus Capital
                   Service Shares                                                           Management LLC
                   ---------------------------------------------------------------------------------------------------
                   Global Technology Portfolio --      Seeks long-term growth of capital.   Janus Capital
                   Service Shares                                                           Management LLC
                   ---------------------------------------------------------------------------------------------------
                   Large Cap Growth Portfolio --       Seeks long-term growth of capital    Janus Capital
                   Service Shares                      in a manner consistent with the      Management LLC
                                                       preservation of capital.
                   ---------------------------------------------------------------------------------------------------
                   Mid Cap Growth Portfolio --         Seeks long-term growth of capital.   Janus Capital
                   Service Shares                                                           Management LLC
                   ---------------------------------------------------------------------------------------------------
                   Worldwide Growth Portfolio --       Seeks long-term growth of capital    Janus Capital
                   Service Shares                      in a manner consistent with the      Management LLC
                                                       preservation of capital.
                   ---------------------------------------------------------------------------------------------------
PIMCO VARIABLE     Foreign Bond Portfolio (U.S. Dollar Seeks maximum total return,          Pacific Investment
INSURANCE TRUST    Hedged) -- Administrative Class     consistent with preservation of      Management Company LLC
                   Shares                              capital and prudent investment
                                                       management.
                   ---------------------------------------------------------------------------------------------------

                      The following Portfolios are not available to Policies issued on or after May 1, 2006:

                                                                                        Adviser (and Sub-Adviser(s),
                   Subaccount Investing In                  Investment Objective               as applicable)
                   -------------------------------------------------------------------------------------------------
FIDELITY VARIABLE  VIP Asset Manager/SM/ Portfolio -- Seeks to obtain high total return  Fidelity Management &
INSURANCE PRODUCTS Service Class 2                    with reduced risk over the long    Research Company
FUND                                                  term by allocating its assets      (subadvised by Fidelity
                                                      among stocks, bonds, and short-    Management & Research
                                                      term instruments.                  (U.K.) Inc., Fidelity
                                                                                         Management & Research
                                                                                         (Far East) Inc. Fidelity
                                                                                         Investments Japan Limited,
                                                                                         Fidelity Investments Money
                                                                                         Management, Inc., FMR Co,
                                                                                         Inc.)
                   -------------------------------------------------------------------------------------------------
GOLDMAN SACHS      Goldman Sachs Mid Cap Value Fund   Seeks long-term capital            Goldman Sachs Asset
VARIABLE                                              appreciation.                      Management, L.P.
INSURANCE TRUST
                   -------------------------------------------------------------------------------------------------
MFS(R) VARIABLE    MFS(R) New Discovery Series --     Seeks capital appreciation.        Massachusetts Financial
INSURANCE TRUST    Service Class Shares                                                  Services Company
                   -------------------------------------------------------------------------------------------------

                      Not all of these Portfolios may be available in all states or in all markets.

                      Shares of the Portfolios are not sold directly to the general public. They are sold to us, and they may also be sold to other insurance companies that issue variable annuity and variable life insurance policies. In addition, they may be sold to retirement plans.

                      When a Fund sells shares in any of its Portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its Portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

                      Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectuses for the Portfolios for additional information.

                      There are a number of factors that are considered when deciding what Portfolios are made available in your variable life insurance Policy. Such factors include:

                        (1) the investment objective of the Portfolio;

                        (2) the Portfolio's performance history;

                        (3) the Portfolio's holdings and strategies it uses to
                            try and meet its objectives; and

                        (4) the Portfolio's servicing agreement.

                      The investment objective is critical because we want to have an array of Portfolios with diverse objectives so that an investor may diversify his or her investment holdings from a conservative to an aggressive investment portfolio depending on the advice of his or her investment adviser and risk assessment. When selecting a Portfolio for our products, we also want to make sure that the Portfolio has a strong performance history in comparison with its peers and that its holdings and strategies are consistent with its objectives. Finally, it is important for us to be able to provide you with a wide array of the services that facilitate your investment program relating to your allocation in Subaccounts that invest in the underlying Portfolios.

                      We have entered into agreements with either the investment adviser or distributor of each of the Funds and/or, in certain cases, a Portfolio under which the Portfolio, the adviser or distributor pays us a fee for administrative and other services we provide relating to the Portfolios. Such administrative services we provide include but are not limited to: accounting transactions for variable owners and then providing one daily purchase and sale order on behalf of each Portfolio; providing copies of Portfolio prospectuses, Statements of Additional Information and any supplements thereto; mailing proxy voting information, gathering the information and providing vote totals to the Portfolio on behalf of our owners; and providing customer service on behalf of the Portfolios. The fees are based upon a percentage of the average annual aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts funding certain variable insurance contracts that we and our affiliates issue. These percentages differ, and some Portfolios, investment advisers or distributors pay us a greater percentage than other advisers or distributors based on the level of administrative and other services provided. We will not realize a profit from payments received directly from a Portfolio, but we may realize a profit from payments received from the adviser and/or the distributor for providing these services and, if we do, we may use such profit for any purpose, including distribution of the contracts. The amount received from certain Portfolios for the assets allocated to the Portfolios from the Separate Account during 2005 ranged from 0.10% to 0.35%. The Portfolios that pay a service fee to us are:

                        Columbia Funds Variable Insurance Trust I (formerly, Nations Separate Account Trust):
                           Columbia Marsico Growth Fund, Variable Series (formerly, Nations Marsico Growth Portfolio) Columbia Marsico International Opportunities Fund, Variable Series (formerly, Nations Marsico International Opportunities Portfolio)

                        Eaton Vance Variable Trust:
                           VT Floating-Rate Income Fund
                           VT Worldwide Health Sciences Fund
                        Evergreen Variable Annuity Trust:
                           Evergreen VA Omega Fund -- Class 2
                        GE Investment Funds, Inc.
                           Total Return Fund -- Class 1 Shares
                        PIMCO Variable Insurance Trust
                           All Asset Portfolio -- Advisor Class Shares
                           High Yield Portfolio -- Administrative Class Shares Long-Term U.S. Government Portfolio --
                           Administrative Class Shares
                           Low Duration Portfolio -- Administrative Class Shares Total Return Portfolio -- Administrative Class Shares
                        The Prudential Series Fund (formerly, The Prudential Series Fund, Inc.):
                           Jennison Portfolio -- Class II
                           Jennison 20/20 Portfolio -- Class II
                           Natural Resources Portfolio -- Class II.

                      The amount received from the adviser and/or the distributor for the assets allocated to the Portfolios from the Separate Account during 2005 ranged from 0.05% to 0.35%. Payment of these amounts is not an additional charge to you by the Funds or by us, but comes from the Fund's investment adviser or distributor.

                      In addition to the asset-based payments for administrative and other services described above, the investment adviser or the distributor of the Fund may also pay us or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide a Fund's investment adviser or distributor with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.

                      In consideration of services provided and expenses incurred by Capital Brokerage Corporation in distributing shares of the Funds, Capital Brokerage Corporation also receives 12b-1 fees from AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., American Century Variable Portfolios II, Inc., Columbia Funds Variable Insurance Trust I, Eaton Vance Variable Trust, Evergreen Variable Annuity Trust, FAM Variable Series Funds, Inc., Federated Insurance Series, Fidelity Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Legg Mason Partners Variable

                      Portfolios I, Inc., Legg Mason Partners Variable Portfolios II, MFS(R) Variable Insurance Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, The Prudential Series Fund, and Van Kampen Life Investment Trust. See the "Fee
                      Tables -- Total Annual Portfolio Operating Expenses" section of this prospectus and the Fund prospectuses. These payments range up to 0.30% of Separate Account assets invested in the particular Portfolio.

VOTING RIGHTS
                      As required by law, we will vote shares of the Portfolios held in the Subaccount attributable to you at special shareholder meetings based on instructions from you. However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

                      Whenever a Fund calls a shareholder meeting, owners with voting interests in a Portfolio will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Portfolio will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

                      We will determine the number of votes you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

                      We will vote Portfolio shares for which no timely instructions are received in the same proportion to those that are received.

The Guarantee Account

                      Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to the Separate Account described in this prospectus and our other separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

                      Due to certain exemptive and exclusionary provisions of the Federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the "1933 Act"), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in the Guarantee Account nor our General Account are generally subject to regulation under the 1933 Act and the 1940 Act. Disclosures relating to the interests in the Guarantee Account and the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy of statements made in a registration statement. The Guarantee Account may not be available in all states or markets.

                      You may allocate some or all of your premium payments and transfer some or all of your assets to the Guarantee Account. We credit the portion of the assets allocated to the Guarantee Account with interest (as described below). Assets in the Guarantee Account are subject to some, but not all, of the charges we assess in connection with the Policy. See the "Charges and Deductions" provision in this prospectus.

                      Each time you allocate premium payments or transfer assets to the Guarantee Account, we establish an interest rate guarantee period. For each interest rate guarantee period, we guarantee an interest rate for a year. At the end of an interest rate guarantee period, a new interest rate will become effective, and a new interest rate guarantee period will commence with respect to that portion of the assets in the Guarantee Account represented by that particular allocation.

                      The initial interest rate guarantee period for any allocation will be one year or longer. Subsequent interest rate guarantee periods will each be at least one year. We may credit additional rates of interest for specified periods from time to time. We determine the interest rates in our sole discretion. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. If you allocate assets to the Guarantee Account, such assets will earn interest monthly at an annual effective rate of at least 4%.

                      We will notify owners in writing at least 10 days prior to the expiration date of any interest rate guarantee period about the then currently available interest rate guarantee periods and the guaranteed interest rates applicable to such interest rate guarantee periods. A new interest rate guarantee period will commence automatically unless we receive written notice prior to the end of the 30 day period following the expiration of the interest rate guarantee period ("30 day window") of your election of a different interest rate guarantee period from among those being offered by us at the time, or instructions to transfer all or a portion of the remaining amount to one or more Subaccounts subject to certain restrictions. See the "Transfers" provision in this prospectus. During the 30 day window, the allocation will accrue interest at the new interest rate guarantee period's interest rate.

                      To the extent permitted by law we reserve the right at any time to offer interest rate guarantee periods that differ from those available when we first issued the Policy, and to credit additional interest on premium payments and assets allocated to the Guarantee Account participating in a Dollar Cost Averaging program. See the "Dollar Cost Averaging" provision of this prospectus. Dollar Cost Averaging may not be available to all classes of Policies. We also reserve the right, at any time, to stop accepting premium payments or transfers of assets to a particular interest rate guarantee period. Since the specific interest rate guarantee periods available may change periodically, please contact our Service Center to determine the interest rate guarantee periods currently being offered.

Charges and Deductions

                      This section describes the charges and deductions we make under the Policy to compensate for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from any charges deducted, such as the mortality and expense risk charge. We may use any such profits for any purpose, including payment of distribution expenses.

MONTHLY
DEDUCTION
                      We take a monthly deduction on the Policy Date and on each Monthly Anniversary Date. The monthly deduction for each Policy consists of:

                         . the cost of insurance charge;

                         . the mortality and expense risk charge;

                         . the premium tax recovery charge;

                         . the distribution expense charge; and

                         . the administrative expense charge.

                      We will deduct the monthly deduction from the Subaccounts and/or the Guarantee Account based on your written instructions. If you do not provide us with written instructions or if the assets in any Subaccount and/or Guarantee Account you specified are inadequate to pay the required charges, we will deduct the monthly deduction on a pro rata basis from all your assets in the Investment Options.

COST OF
INSURANCE
                      The cost of insurance charge is a significant charge under your Policy because it is the primary charge for the Death Benefit we provide you. The guaranteed maximum cost of insurance charge depends on a number of factors (age, gender, Policy duration, and risk class) that can cause the guaranteed charge under the Policy to vary from Policy to Policy and from Monthly Anniversary Date to Monthly Anniversary Date. We will determine the risk class (and therefore the rates) separate for the initial Specified Amount and for any increase in Specified Amount that requires evidence of insurability.

                      Currently, the cost of insurance charge is 0.05% of your assets in each Subaccount and in the Guarantee Account if your Policy is a single life Policy, which is also equal to an annualized rate of 0.65%. Currently, the cost of insurance charge is 0.03% of your assets in each Subaccount and in the Guarantee Account if your Policy is a joint and last survivor Policy, which is equal to an annualized rate of 0.35%.

                      The maximum guaranteed charges for the cost of insurance are based upon your net amount at risk on each Monthly Anniversary Date. The net amount at risk is affected by factors such as the amount and timing of premium payments, Subaccount investment performance, fees and charges assessed, partial surrenders, Policy loans, changes to the face amount and the Death Benefit.

                      We calculate your guaranteed maximum cost of insurance charge (when calculating any amount other than the current cost of insurance charge amount) for a particular Policy month by multiplying your net amount at risk by the applicable cost of insurance rate. (The net amount at risk is your Death Benefit minus your Account Value.) The Statement of Additional Information contains more information about how we calculate the cost of insurance charge.

                      The guaranteed maximum cost of insurance rate for an Insured is based on his or her age, gender, Policy duration and applicable risk. We currently place Insureds in a male or female or unisex risk class (where appropriate and under applicable law) when we issue the Policy, based on our underwriting.

                      The original risk class applies to the initial Specified Amount. If an increase in Specified Amount is approved, a different risk class may apply to the increase, based on an Insured's circumstances at the time of the increase.

                      We may vary the cost of the insurance rates from time to time at our sole discretion, but we guarantee that the rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the Commissioners' 1980 Standard Ordinary Mortality Tables. The maximum cost of insurance rates are based on the Insured's age next birthday at the start of the Policy year. For a joint and last survivor Policy, the maximum cost of insurance rates are based on the age(s) nearest birthday of both Insureds at the start of the Policy year. Modifications to cost of insurance rates are made for risk classes other than standard. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policies and depend on our expectation of future experience with respect to mortality, interest, expenses, persistency and taxes. A change in rates will apply to all persons of the same age, gender (where applicable) and risk class and whose Policies have been in effect for the same length of time.

                      We will deduct the cost of insurance charge as part of your monthly deduction from the Subaccounts and/or the Guarantee Account based on your written instructions. If you do not provide us with written instructions, or if the assets in any Subaccount and/or Guarantee Account you specified are inadequate to pay the required charges, we will deduct the cost of insurance charge on a pro rata basis from all your assets in the Investment Options. The monthly deduction for the cost of insurance charge will end on the Policy Anniversary Date on which the Insured under a single life Policy or the younger Insured under a joint and last survivor Policy reaches Attained Age 100.

MORTALITY AND
EXPENSE RISK
CHARGE
                      We currently deduct monthly a mortality and expense risk charge at an effective annual rate of 0.70% of the unloaned assets in the Subaccounts through the first 10 Policy years. A mortality and expense risk charge is deducted monthly at an effective annual rate of 0.35% of the unloaned assets in the Subaccounts after the first 10 Policy years. This charge is not deducted from any assets you have allocated to the Guarantee Account. We will not increase this charge for the duration of your Policy.

                      We will deduct the mortality and expense risk charge as a part of your monthly deduction from the Subaccounts based on your written instructions. If you do not provide us with written instructions, or if the assets in any Subaccount you specified are inadequate to pay the required charges, we will deduct the monthly deduction on a pro rata basis from all your assets in the Subaccounts.

                      The mortality risk we assume is the risk that Insured(s) may live for a shorter period of time than estimated and, therefore, a greater amount of Death Benefit proceeds than expected will be payable. The expense risk we assume is that expenses incurred in issuing and administering the Policies will be greater than estimated and, therefore, will exceed the expense charge limits set by the Policies.

PREMIUM TAX
RECOVERY CHARGE
AND DISTRIBUTION
EXPENSE CHARGE
                      For 10 years after each premium payment, we deduct a premium tax recovery charge equal to an annual rate of 0.20% (.0167% monthly) of the portion of the assets in the Separate Account attributable to each premium payment, and a distribution expense charge equal to an annual rate of 0.30% (.025% monthly) of that portion of the assets in the Separate Account attributable to each premium payment.

                      We will deduct the premium tax recovery charge and the distribution expense charge on a monthly basis from the Subaccounts based on your written instructions. If you do not provide us with written instructions, or if the assets in any Subaccount you specified are inadequate to pay the required charges, we will deduct the monthly deduction on a pro rata basis from all your assets in the Subaccounts.

                      The premium tax recovery charge is deducted to help cover costs associated with Federal, state and local premium taxes assessed against the Policies. The distribution expense charge is deducted to help cover expenses associated with the marketing and the sales of the Policies.

ADMINISTRATIVE
EXPENSE CHARGE

                      We currently deduct monthly an administrative expense charge at an effective annual rate of 0.40% of the unloaned assets in the Subaccounts and/or the Guarantee Account. The minimum monthly deduction for the administrative expense charge is $8.00.

                      We will deduct the administrative expense charge as part of your monthly deduction, from the Subaccounts and/or the Guarantee Account based on your written instructions. If you do not provide us with written instructions, or if the assets in any Subaccount and/or Guarantee Account you specified are inadequate to pay the required charges, we will deduct the monthly deduction on a pro rata basis from all your assets in the Investment Options.

                      We assess this charge to compensate us for the expenses related to the issuance and maintenance of the Policies. The risk we assume is that the cost to issue and maintain the Policies will be greater than estimated and therefore, will exceed the administrative expense charge limits set by the Policies.

SURRENDER
CHARGE
                      If you fully surrender your Policy within 7 years of the initial premium payment, we will deduct a surrender charge. This surrender charge is also sometimes called a "deferred sales load." The charge compensates us for expenses incurred in issuing the Policy and face amount increases and for the recovery of acquisition costs.

                      The total surrender charge will equal a percentage of the initial premium payment you made under the Policy. For purposes of this charge, we deem the initial premium payment to be made on the Policy Date; therefore, one year elapses on each Policy Anniversary. We show the schedule of surrender charge percentages below:

                      Policy Years Since    Surrender Charge
                    Initial Premium Payment    Percentage
                    ----------------------------------------
                               0                  6.0%
                               1                  5.5%
                               2                  4.5%
                               3                  3.5%
                               4                  3.0%
                               5                  2.0%
                               6                  1.0%
                           7 or more              0.0%
                    ----------------------------------------

                      For a joint and last survivor Policy, the surrender charge may be lower if required by state non-forfeiture law.

                      We will deduct this surrender charge, along with any outstanding Policy Debt, from your Account Value to determine the amount payable upon surrender.

                      We do not assess surrender charges based on additional premium payments you make under the Policy. We also do not assess a surrender charge on partial surrenders, but do assess a processing fee.

PARTIAL
SURRENDER
PROCESSING FEE
                      If you take a partial surrender, we will assess a processing fee for partial surrenders equaling the lesser of $25 or 2% of the partial surrender. This amount may be taken from the amount of the partial surrender or from any remaining Account Value if there are enough assets remaining in your Account Value. If taken from your remaining Account Value, we will deduct the partial surrender processing fee from the Subaccounts and/or the Guarantee Account based on your written instructions. If you do not provide us with written instructions, or if the amount of assets in any Subaccount and/or Guarantee Account you specified is inadequate to pay the required charges, we will deduct the partial surrender processing fee on a pro rata basis from all your assets in the Investment Options. We will not permit a partial surrender that would reduce your Account Value below $25,000 at the time of the partial surrender.

OTHER CHARGES
                      Upon written request, we will provide a projection of illustrative future life insurance and Account Value proceeds. We reserve the right to charge a maximum fee of $25 for the cost of preparing the illustration.

                      There are deductions from and expenses paid out of the assets of each Portfolio that are more fully described in each Portfolio's prospectus.

                      In addition, we reserve the right to impose a transfer charge of $10 for each transfer. We currently do not asses a transfer charge.

REDUCTION OF
CHARGES FOR
GROUP SALES
                      We may reduce charges and/or deductions for sales of the Policies to a trustee, employer or similar entity representing a group or to members of the group where such sales result in savings of sales or administrative expenses. The Statement of Additional Information contains additional information about these reductions including the bases upon which such reductions will be given.

The Policy

                      The Policy is a flexible premium single life and joint and last survivor variable life insurance policy. We issue the Policy either on the life of a single Insured or the lives of two Insureds on a joint and last survivor basis. We describe your rights and benefits below and in the Policy. There may be differences in your Policy because of requirements of the state where we issue your Policy. We will include any such differences in your Policy.

APPLYING FOR A
POLICY
                      To purchase a Policy, you must complete an application and you or your financial representative must submit it to us at our Variable Life Service Center. You also must pay an initial premium of a sufficient amount. See the "Premiums" provision of this prospectus. The minimum initial premium is $25,000. You can submit your initial premium with your application or at a later date. If you submit your initial premium with your application, please remember that we will place your premium in a non-interest bearing account for a certain amount of time. See the "Allocating Premiums" provision of this prospectus. Coverage generally becomes effective as of the Policy Date.

                      Generally, we will issue a Policy covering a single Insured up to age 90 and on a joint and last survivor basis covering Insureds from age 20 up to age 90. Evidence of insurability must satisfy our underwriting requirements before we will issue a Policy. Required evidence of insurability may include, among other things, a medical examination of the Insured. We may, in our sole discretion, issue a Policy covering an Insured over age
                      90. We may reject an application for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.

                      If we do not receive the full premium with your application, the insurance will become effective on the Valuation Day we receive your full premium and we deliver your Policy. All persons proposed for insurance must be insurable on the Policy Date.

                      If full premium is accepted with the application, the Temporary Insurance Application and Agreement must be completed, signed, and returned to us with the application and you should keep a copy. The Temporary Insurance Application and Agreement guidelines limit availability of temporary insurance to proposed insured(s) between the ages of 15 days and 70 years and who answer "No" to all questions on the Temporary Insurance Application and Agreement.

                      Temporary insurance begins on the date the Temporary Insurance Application and Agreement is signed. The coverage will automatically end and the entire amount remitted with the application will be returned without interest to or for the benefit of you on the earliest of the following dates:

                        (1) the date you withdraw the application;

                        (2) 45 days after the date of the Temporary Insurance
                            Agreement if we have not received a properly completed and signed Application -- Part II - Medical History and all medical examinations and tests required by us as set forth in our Initial Submission Guidelines;

                        (3) the date we send notice to you at the address shown
                            in the Application that we have declined to issue the Policy; and

                        (4) 90 days after the date of the Temporary Insurance
                            Agreement.

                      Temporary Insurance will also end on the date when insurance takes effect under the Policy, at which point the amount remitted will be applied to the Policy.

OWNER
                      "You" or "your" refers to the owner. You may also name contingent owners. You have rights in the Policy during the Insured's lifetime under a single life Policy and during the lifetimes of both Insureds under a joint and last survivor Policy. If you die before an Insured and there is no contingent owner, ownership will pass to your estate.

                      We will treat joint owners as having equal undivided interests in the Policy. All owners must exercise any ownership rights in the Policy together. If the last surviving joint owner dies before the Insured under a single life Policy or the last surviving Insured under a joint and last survivor Policy and there is no contingent owner, ownership will pass to your estate.

BENEFICIARY
                      You designate the primary beneficiary(ies) and contingent beneficiary(ies) when you apply for the Policy. You may name one or more primary beneficiary(ies) or contingent beneficiary(ies). We will pay the Death Benefit proceeds to the surviving primary beneficiary(ies), if any (or surviving contingent beneficiary(ies) if there are no surviving primary beneficiary(ies)), in equal shares, unless you request otherwise.

                      Unless an Optional Payment Plan is chosen, we will pay the Death Benefit proceeds in a lump sum to the primary beneficiary(ies). If the primary beneficiary(ies) dies before the Insured under a single life Policy or the last surviving Insured under a joint and last survivor Policy, we will pay the Death Benefit proceeds to the contingent beneficiary(ies). If there is no surviving beneficiary(ies) we will pay the Death Benefit proceeds to you or your estate.

CHANGING THE
OWNER OR
BENEFICIARY(IES)
                      During an Insured's life, you may change the owner. You may change the beneficiary(ies) during an Insured's life, unless a beneficiary was designated as an irrevocable beneficiary. To make this change, please write our Variable Life Service Center. The request and the change must be in a form satisfactory to us and we must actually receive the request. The change will take effect as of the date you signed the request. If the request is undated, the change will take effect the first business day received in our Variable Life Service Center. The change will be subject to any payment we make before we record the change. Changing the owner may have adverse tax consequences.

CANCELING A
POLICY
                      You may cancel your Policy during the "free-look period" by returning it to us at our Variable Life Service Center. The free-look period expires 10 days after you receive the Policy, or longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it has never been issued. Within 7 calendar days after we receive the returned Policy, we will refund an amount equal to the sum of all premiums paid for the Policy, minus any partial surrenders or unpaid loans taken or other amounts as required under state law.

Premiums

GENERAL
                      When you purchase the Policy, you pay a single premium. The premium sufficient to fund a Policy depends on a number of factors such as the age, gender (where applicable), and risk class of a proposed Insured, the desired Specified Amount, any supplemental benefits, investment performance of the Subaccounts and interest credited under the Guarantee Account. The minimum initial premium is $25,000. See the "Fee Tables" for additional information on fees and charges associated with this Policy.

                      After you pay the initial premium, you may make additional premium payments under this Policy under limited circumstances. We will credit any subsequent premium payment to your Policy on the Valuation Day we receive the payment at our Variable Life Service Center. Additional premium payments must be at least $1,000. You may make additional premium payments to this Policy:

                         . when increasing the Specified Amount;

                         . to prevent termination under the Policy; and

                         . at your discretion provided the total of all
                           premiums does not exceed the limitation shown on your Policy Data pages.

                      We will treat any additional premium payments you make first as the repayment of any outstanding Policy Debt. The portion of the premium payment used to repay Policy Debt in this manner is not used for any of the purposes described above. We will treat the portion of the premium payment in excess of any outstanding Policy Debt as an additional premium payment that can be used for the above purposes.

                      If the Surrender Value of your Policy is insufficient to pay the monthly deduction when due, a grace period will begin (unless your Continuation of Coverage Rider is in force and all requirements are satisfied). There is a risk that if partial surrenders, loans, and monthly deductions reduce your Surrender Value to an amount insufficient to cover Policy charges and/or if the investment experience of your selected Subaccounts is unfavorable, then your Policy could lapse (unless the Continuation of Coverage Rider is in force). In that case, you will have a 61 day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, your Policy will terminate without value, insurance coverage will cease, and you will receive no benefits. After termination, you may reinstate your Policy within three years subject to certain conditions. See the "Termination" provision of this prospectus.

                      The Statement of Additional Information contains additional information with regard to the circumstances in which subsequent premium payments may be made.

                      It is anticipated that most Policies issued will be Modified Endowment Contracts. A Modified Endowment Contract is a life insurance policy that fails the "7 Pay" premium requirement established by the Technical and Miscellaneous Revenue Act of 1988 ("TAMRA").

                      When you apply for the Policy, the total premium must equal the Guideline Single Premium Test determined by the Code for the Policy's Specified Amount. The relationship between the Guideline Single Premium Test and the Specified Amount depends on the age, gender (where applicable), and risk class of the Insured(s). The Statement of Additional Information contains additional information about the Guideline Single Premium Test and determining the Specified Amount.

TAX-FREE
EXCHANGES
(1035 EXCHANGES)
                      We will accept money from another policy as part of your initial premium, if that policy qualifies for a tax-free exchange under Section 1035 of the Code. If you contemplate such an exchange, you should consult a tax adviser to learn the potential tax effects of such a transaction. We will accept 1035 exchanges even if there is an outstanding loan on the other policy, so long as the outstanding loan is no more than 50% of the rollover premium. We may allow higher loan percentages. Replacing your existing coverage with this Policy may not be to your advantage.

                      If the policy you exchange is not a Modified Endowment Contract, the Policy we issue in exchange generally will not be a Modified Endowment Contract, unless in some circumstances, you pay additional premiums. If the policy you exchange is a Modified Endowment Contract, the Policy we issue in exchange will also be a Modified Endowment Contract.

ALLOCATING
PREMIUMS
                      When you apply for a Policy, you specify the percentage of your premium we allocate to each Subaccount and/or the Guarantee Account. You may only direct your premium and assets to 10 Subaccounts plus the Guarantee Account at any given time. You can change the future allocation percentages at any time by writing or calling our Variable Life Service Center (allocation percentages and how allocations are received are subject to certain limitations). The change will apply to all premiums we receive with or after we receive your instructions. Each premium allocation percentage must be a whole number totaling 100%.

                      Until we approve your application, receive all necessary forms including any subsequent amendments to the application, and receive the entire initial premium, we will place any premiums you pay into a non-interest bearing account. At Policy issue, we will allocate your premium to the Subaccounts and the Guarantee Account based on the allocation percentages you specified in your application.

How Your Account Value Varies

ACCOUNT VALUE
                      Your Account Value is the entire amount we hold under your Policy for you. The Account Value serves as a starting point for calculating certain values under a Policy. It is the sum of the total amount under the Policy in each Subaccount, the Guarantee Account, and any amount held in the General Account to secure Policy Debt. We determine Account Value first on your Policy Date (or on the date we receive your initial premium payment, if later) and thereafter on each Valuation Day. We will not value Subaccount assets on days on which the New York Stock Exchange is closed for trading. Your Account Value will vary to reflect the performance of the Subaccounts and the interest we credited under the Guarantee Account to which you have allocated assets, and also will vary to reflect Policy Debt, charges for the monthly deduction, transfers, partial surrenders, and Policy Debt repayments. Your Account Value may be more or less than the premiums you paid and you bear the investment risk with respect to the amounts allocated to the Subaccounts.

SURRENDER VALUE
                      The Surrender Value on any Valuation Day is the Account Value reduced by:

                        (1) any surrender charge that we would deduct if you
                            surrendered the Policy that day; and

                        (2) any Policy Debt.

SUBACCOUNT
VALUES
                      On any Valuation Day, the value of a Subaccount equals the number of units we credit to the Policy multiplied by the Unit Value for that day. When you make allocations to a Subaccount, either by premium allocation, transfer of assets, transfer of Policy Debt, transfer of loan interest from the General Account, or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the amount allocated, transferred or repaid to the Subaccount by the Unit Value for the Valuation Day when we effect the allocation, transfer or repayment. Amounts allocated to a Subaccount are credited to your Policy on the basis of the Subaccount Unit Value next determined after our receipt of your premium, transfer, or loan repayment (as the case may be).

                      The value of a Subaccount unit may increase or decrease to reflect the investment experience of the Portfolio in which the Subaccount invests, and may increase or decrease from one Valuation Day to the next. We determine a Subaccount's Unit Value by multiplying the net investment factor for that Valuation Period by the Unit Value for the immediately preceding Valuation Period. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the underlying mutual fund shares because of the deduction of Separate Account charges.

                      Though the number of units will not change as a result of investment experience, the value of a unit may increase or decrease from Valuation Period to Valuation Period.

                      For more information, see the Statement of Additional Information.

Transfers

GENERAL
                      All owners may transfer all or a portion of their assets between and among the Subaccounts of the Separate Account and the Guarantee Account on any Valuation Day, subject to certain conditions that are stated below. You may not, however, transfer assets in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period. We process transfers among the Subaccounts and between the Subaccounts and the Guarantee Account as of the end of the Valuation Period that we receive the transfer request in good order at our Variable Life Service Center. There may be limitations placed on multiple requests made at different times during the same Valuation Period involving the same Subaccounts or the Guarantee Account. We may postpone transfers to, from or among the Subaccounts and/or the Guarantee Account under certain circumstances. See the "Requesting Payments" provision in this prospectus.

TRANSFERS FROM
THE GUARANTEE
ACCOUNT TO THE
SUBACCOUNTS
                      We may limit and/or restrict transfers from the Guarantee Account to the Subaccounts. The limited amount will not be less than any accrued interest on an allocation to the Guarantee Account plus 25% of the original amount of that allocation. Unless you are participating in a Dollar Cost Averaging program (see the "Dollar Cost Averaging" provision), you may make such transfers only during the 30 day period beginning with the end of the preceding interest rate guarantee period applicable to that particular allocation.

TRANSFERS FROM
THE SUBACCOUNTS
TO THE
GUARANTEE
ACCOUNT
                      We may also restrict certain transfers from the Subaccounts to the Guarantee Account. We reserve the right to prohibit or limit transfers from a Subaccount to the Guarantee Account during the six-month period following the transfer of any amount from the Guarantee Account to any Subaccount.

TRANSFERS
AMONG THE
SUBACCOUNTS

                      All owners may submit 12 Subaccount transfers each calendar year by voice response, telephone, facsimile, U.S. Mail or overnight delivery service. Once such 12 Subaccount transfers have been executed, a letter will be sent notifying owners that they may submit additional transfers only in writing by U.S. Mail or by overnight delivery service. Transfer requests sent by same day mail, courier service, telephone or facsimile will not be accepted under any circumstances. Once we receive your mailed transfer request, such transfer cannot be cancelled. We also will not cancel transfer requests that have not yet been received, i.e., you may not call to cancel a transfer request sent by U.S. Mail or overnight delivery service. If you wish to change a transfer request sent by U.S. Mail or overnight delivery service, such change must also be sent in writing by U.S. Mail or by overnight delivery service. We will process that transfer request as of the Valuation Day the new transfer request is received at our Variable Life Service Center.

                      Currently, we do not charge for transfers. However, we reserve the right to assess a charge of $10 per transfer. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100.

                      We also reserve the right to not honor your transfer request if your transfer is a result of more than one trade involving the same Subaccount within a 30 day period. We will generally invoke this right when either the Portfolio(s) or we see a pattern of frequent transfers between the same Portfolios within a short period of time (i.e., transfers among the same Subaccounts occur within five to 15 days of each other).

                      In addition, we may not honor transfers made by third parties. See the "Transfer by Third Parties" provision of this prospectus.

                      If a transfer request is not processed, a letter will be sent notifying you that your transfer request was not honored. If we do not honor a transfer request, we will not count that request as a transfer for purposes of the 12 transfers allowed each calendar year as described in the previous paragraphs.

                      When thinking about a transfer of assets, you should consider the inherent risks involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time. Also, because certain restrictions on transfers are applied at the discretion of the Portfolios in which the Subaccount invests, it is possible that owners will be treated differently and there could be inequitable treatment among owners if a Portfolio does not apply equal treatment to all shareholders. See the "Special Note on Frequent Transfers" provision of this prospectus.

                      These restrictions will apply to all owners and their designated third party(ies), unless such transfer is being made pursuant to:

                        (1) a Dollar Cost Averaging program;

                        (2) a Portfolio Rebalancing program;

                        (3) the terms of an approved Fund substitution or Fund
                            liquidation; or

                        (4) a Portfolio's refusal to allow the purchase of
                            shares, either on behalf of an individual owner or on the entire Separate Account, in which case, the Portfolio's refusal to allow the purchase of shares will not be considered a transfer for calculation of the 12 transfers allowed per calendar year by voice response, telephone, facsimile, U.S. Mail or overnight delivery service.

                      Sometimes, we will not honor transfer requests. We will not honor a transfer request if:

                        (1) any Subaccount that would be affected by the
                            transfer is unable to purchase or to redeem shares of the Portfolio in which the Subaccount invests;

                        (2) the transfer would adversely affect Unit Values; or

                        (3) you attempt to make a transfer while the Policy is
                            in the grace period and there is no Account Value.

                      The affected Portfolio(s) determine whether items (1) or
                      (2) above apply.

                      We will treat all owners equally with respect to transfer requests.

TELEPHONE
TRANSACTIONS
                      All owners may make their first 12 transfers in any calendar year among the Subaccounts or between the Subaccounts and the Guarantee Account by calling our Variable Life Service Center provided we receive written authorization at our Variable Life Service Center to execute such transactions prior to such request. Transactions that can be conducted over the telephone include, but are not limited to:

                        (1) the first 12 transfers of assets among the
                            Subaccounts or between the Subaccounts and the Guarantee Account in any calendar year (this includes any changes in premium allocations when such changes include a transfer of assets);

                        (2) Dollar Cost Averaging; and

                        (3) Portfolio Rebalancing.

                      We employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, but are not limited to:

                        (1) requiring you or a third party to provide some form
                            of personal identification before we act on the telephone instructions;

                        (2) confirming the telephone transaction in writing to
                            you or a third party you authorized; and/or

                        (3) tape recording telephone instructions.

                      We reserve the right to limit or prohibit telephone transactions.

                      We will delay making a payment or processing a transfer request if:

                        (1) the disposal or valuation of the Separate Account's
                            assets is not reasonably practicable because the New York Stock Exchange is closed;

                        (2) on nationally recognized holidays, trading is
                            restricted by the New York Stock Exchange;

                        (3) an emergency exists making the disposal or
                            valuation of securities held in the Separate
                            Account impracticable; or

                        (4) the SEC by order permits postponement of payment to
                            protect our owners.

                      Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Account Value may be affected since owners will not have access to their account.

CONFIRMATION OF
TRANSACTIONS
                      We will not be liable for following instructions that we reasonably determine to be genuine. We will send you a confirmation of any transfer we process. You are responsible for verifying transfer confirmations and notifying us of any errors within 30 days of receiving the confirmation statement.

SPECIAL NOTE ON
RELIABILITY
                      Please note that our telephone system may not always be available. Any telephone system, whether it is ours, yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Variable Life Service Center.

TRANSFERS BY
THIRD PARTIES
                      As a general rule and as a convenience to you, we allow you to give third parties the right to conduct transfers on your behalf. However, when the same third party possesses this ability on behalf of many owners, the result can be simultaneous transfers involving large amounts of assets. Such transfers can disrupt the orderly management of the Portfolios underlying the Policy, can result in higher costs to owners, and are generally not compatible with the long-range goals of owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all beneficial shareholders of the Portfolios and the management of those Portfolios share this position.

                      We have instituted procedures to assure that the transfer requests that we receive have, in fact, been made by the owners in whose names they are submitted.

                      Consequently, we may refuse transfers made by third parties on behalf of an owner in a number of circumstances, which include but are not limited to:

                        (1) transfers made on behalf of many owners by one
                            third party (or several third parties who belong to the same firm) where the transfer involves the same Subaccounts and large amounts of assets;

                        (2) when we have not received adequate authorization
                            from the owner allowing a third party to make transfers on his or her behalf;

                        (3) when we believe, under all facts and circumstances
                            received, that the owner or his or her authorized agent is not making the transfer.

                      We require documentation to provide sufficient proof that the third party making the trade is in fact duly authorized by the owner. This information includes, but is not limited to:

                        (1) documentation signed by the owner or a court
                            authorizing a third party to act on the owner's behalf;

                        (2) passwords and encrypted information;

                        (3) additional owner verification when appropriate; and

                        (4) recorded conversations.

                      We will not be held liable for refusing a transfer made by a third party when we have a reasonable basis for believing such third party is not authorized to make a transfer on the owner's behalf or we have a reasonable basis for believing the third party is acting in a fraudulent manner.

SPECIAL NOTE ON
FREQUENT
TRANSFERS
                      The Separate Account does not accommodate frequent transfers of Account Value among Subaccounts. When owners or someone on their behalf submit requests to transfer all or a portion of their assets between Subaccounts, the requests result in the purchase and redemption of shares of the Portfolios in which the Subaccounts invest. Frequent Subaccount transfers, therefore, cause corresponding frequent purchases and redemptions of shares of the Portfolios.

                      Frequent purchases and redemptions of shares of the Portfolios can dilute the value of a Portfolio's shares, disrupt the management of the Portfolio's investment portfolio, and increase brokerage and administrative costs. Accordingly, when an owner or someone on their behalf engages in frequent Subaccount transfers, other owners and persons with rights under the Policies (such as the beneficiaries) may be harmed.

                      The Separate Account discourages frequent transfers, purchases and redemptions. To discourage frequent Subaccount transfers, we adopted the policy described in the "Transfers Among the Subaccounts" section. This policy requires owners who request more than 12 Subaccount transfers in a calendar year to submit such requests in writing by U.S. Mail or by overnight delivery service (the "U.S. Mail requirement"). The U.S. Mail requirement creates a delay of at least one day between the time transfer decisions are made and the time such transfers are processed. This delay is intended to discourage frequent Subaccount transfers by limiting the effectiveness of abusive "market timing" strategies (in particular, "time-zone" arbitrage) that rely on "same-day" processing of transfer requests.

                      In addition, we will not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests or if the transfer would adversely affect Unit Values. Whether these restrictions apply is determined by the affected Portfolio(s), and although we apply the restrictions uniformly when we receive information from the Portfolio(s), we cannot guarantee that the Portfolio(s) will apply their policies and procedures in a uniform basis.

                      There can be no assurance that the U.S. Mail requirement will be effective in limiting frequent Subaccount transfers or that we can prevent all frequent Subaccount transfer activity that may adversely affect owners, other persons with material rights under the Policies, or Portfolio shareholders generally. For instance, imposing the U.S. Mail requirement after 12 Subaccount transfers may not be restrictive enough to deter an owner seeking to engage in abusing market timing strategies.

                      We may revise our frequent Subaccount transfer policy and related procedures, at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter frequent transfer activity that may adversely affect owners, other persons with material rights under the Policies, or Portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on owners engaging in frequent Subaccount transfers. For example, we may invoke our right to refuse transfers if the transfer involves the same Subaccount within a 30 day period and/or we may change our procedures to monitor for a different number of transfers within a specified time period or to impose a minimum time period between each transfer.

                      There are inherent risks that changing our policies and procedures in the future may not be effective in limiting frequent Subaccount transfers. We will not implement any policy and procedure at the Policy level that discriminates among owners, however, we may be compelled to adopt policies and procedures adopted by the Portfolios on behalf of the Portfolios and we will do so unless we cannot service such policies and procedures or we believe such policies and procedures contradict state or federal regulations or such policies and procedures contradict with the terms of your Policy.

                      As stated in the previous paragraph, each of the Portfolios in which the Subaccounts invest may have its own policies and procedures with respect to frequent purchases and redemption of Portfolio shares. The prospectuses for the Portfolios describe any such policies and procedures. For example, a Portfolio may impose redemption fees. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage frequent Subaccount transfers. Under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we are required to enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide promptly, upon request by the Portfolio, certain information to the Portfolio about the trading activity of individual Policy owners. We must then execute any instructions from the Portfolio to restrict or prohibit further purchases or transfers by a specific Policy owner of units of the Subaccount that invests in that Portfolio, where such Policy owner has been identified by the Portfolio as having engaged in transactions (indirectly through such Subaccount) that violate policies established by the Portfolio for the purpose of eliminating or reducing any dilution of the value of the outstanding shares of the Portfolio. We will inform any Policy owners whose future purchases and transfers of a Subaccount's units have been restricted or prohibited by a Portfolio. Owners should be aware that we may not have the operational capability to monitor owners' Subaccount transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, owners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent Subaccount transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent Subaccount transfers.

                      Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. These omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Portfolios. In addition, if a Portfolio believes an omnibus order we submit may reflect one or more Subaccount transfer requests from owners engaged in frequent transfer activity, the Portfolio may reject a portion of or the entire omnibus order. If a Portfolio rejects part of an omnibus order it believes is attributable to transfers that exceed its market timing policies and procedures, it will return the amount to us and we will credit the amount to the Policy owner as of the Valuation Day of our receipt of the amount. You may realize a loss if the Unit Value on the Valuation Day we credit the amount back to your account has increased since the original date of your transfer.

                      We apply our policies and procedures without exception, waiver, or special arrangement.

DOLLAR COST
AVERAGING
                      The Dollar Cost Averaging program permits you to systematically transfer on a monthly or quarterly basis a set dollar amount from the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund or the Guarantee Account to any combination of Subaccounts (as long as the total number of Subaccounts used does not exceed the maximum number allowed under the Policy). The Dollar Cost Averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar Cost Averaging does not assure a profit or protect against a loss.

                      You may participate in the Dollar Cost Averaging program
                      by:

                        (1) completing a Dollar Cost Averaging agreement; or

                        (2) calling our Variable Life Service Center.

                      To use the Dollar Cost Averaging program, you must transfer at least $100 from the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund or the Guarantee Account with each transfer. If any transfer would leave less than $100 in the Investment Option from which transfers are being made, we will transfer the entire amount. The Dollar Cost Averaging program will start 30 days after we receive your premium payment and instructions, unless you specify an earlier date. Once elected, Dollar Cost Averaging remains in effect from the date we receive your request until the value of the Investment Option from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. See the "Premiums - Allocating Premiums" provision of this prospectus for a description of when this occurs.

                      If you Dollar Cost Average from the Guarantee Account, we reserve the right to determine the amount of each automatic transfer. We reserve the right to transfer any remaining portion of an allocation used for Dollar Cost Averaging to a new guarantee period upon termination of the Dollar Cost Averaging program for that allocation. You may not transfer from one interest rate guarantee period to another interest rate guarantee period.

                      We also reserve the right to credit a higher rate of interest on premium payments allocated to the Guarantee Account that participate in the Dollar Cost Averaging program. We refer to this higher rate of interest as Enhanced Dollar Cost Averaging. The Dollar Cost Averaging program and/or the Enhanced Dollar Cost Averaging program may not be available in all states and in all markets or through all broker-dealers who sell the Policy. If you terminate the Enhanced Dollar Cost Averaging program prior to the depletion of assets from the Guarantee Account, we have the right to credit the remaining assets in the Guarantee Account the current interest rate being credited to all other Guarantee Account assets not participating in Enhanced Dollar Cost Averaging as of that Valuation Day.

                      There is no additional charge for Dollar Cost Averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer charge, or for calculating the maximum number of transfers we may allow in a calendar year via telephone or facsimile. We may, from time to time, offer various Dollar Cost Averaging programs. We reserve the right to discontinue new Dollar Cost Averaging programs or to modify such programs at any time and for any reason.

PORTFOLIO
REBALANCING
                      Once you allocate your premium among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance on a quarterly, semi-annual or annual basis your assets to return to the percentages specified in your allocation instructions. You may elect to participate in the Portfolio Rebalancing program at any time by completing the Portfolio Rebalancing agreement. Your percentage allocations must be in whole percentages. Subsequent changes to your percentage allocations may be made at any time by writing or calling our Variable Life Service Center. Once elected, Portfolio Rebalancing remains in effect from the date we receive your request until you instruct us to discontinue Portfolio Rebalancing.

                      There is no additional charge for using Portfolio Rebalancing, and we do not consider a transfer under this program a transfer for purposes of assessing a transfer charge, or for calculating any limit on maximum number of transfers we may impose in a calendar year via telephone or facsimile. We reserve the right to discontinue or modify the Portfolio Rebalancing program at any time and for any reason. We also reserve the right to exclude certain Subaccounts from Portfolio Rebalancing. Portfolio Rebalancing does not guarantee a profit or protect against a loss. Assets allocated to the Guarantee Account may not be used for Portfolio Rebalancing.

Death Benefit

                      As long as the Policy remains in force, we will pay the Death Benefit proceeds upon receipt by our Variable Life Service Center of satisfactory proof of the Insured's death (last surviving Insured for a joint and last survivor Policy). See the "Requesting Payments" provision of this prospectus. We will pay the Death Benefit proceeds to the named beneficiary(ies).

AMOUNT OF
DEATH BENEFIT
PAYABLE
                      The amount of Death Benefit payable equals:

                         . the Death Benefit proceeds;

                         . minus any Policy Debt on that date; and

                         . minus the premium that would have been required to
                           keep the Policy in force if the date of death occurred during a grace period.

                      If the Insured under a single life Policy, or the last surviving Insured under a joint and last survivor Policy, at his or her death is younger than Attained Age 100, the Death Benefit payable is the greater of the Specified Amount and the Account Value multiplied by the applicable corridor percentage.

                      If the Insured under a single life Policy, or the last surviving Insured under a joint and last survivor Policy, at his or her death is Attained Age 100 or older, the Death Benefit payable is the Account Value multiplied by the applicable corridor percentage.

                      Under certain circumstances, we may further adjust the amount of Death Benefit payable. See the "Incontestability," the "Misstatement of Age or Gender" and the "Suicide" provisions of this prospectus.

CHANGING THE
SPECIFIED AMOUNT
                      After a Policy has been in effect for one year, you may increase or decrease the Specified Amount, within certain limitations. To make a change, you must send your written request and Policy to our Variable Life Service Center for approval. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may change your cost of insurance.

                      Any change in the Specified Amount will affect the maximum premium limitation. We will not permit a decrease in Specified Amount if that amount is below the amount necessary to meet the Guideline Single Premium Test.

                      If a decrease in Specified Amount is permitted, the decrease will become effective on the Monthly Anniversary Date after the date we receive the request. The decrease will first apply to coverage provided by the most recent increase, then to the next most recent increases successively, then to the coverage under the original application. During the Continuation Period, we will not allow a decrease unless the Account Value less any Policy Debt is greater than the surrender charge. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy when we issued it. A decrease may cause us to assess a surrender charge and may require us to pay excess Account Value.

                      To apply for an increase in Specified Amount, you must complete a supplemental application and submit evidence of insurability satisfactory to us. Any approved increase will become effective on the date shown in the supplemental Policy data page. Please note that an increase will not become effective if the Policy's Surrender Value is too low to cover the monthly deduction for the Policy month following the increase. We will not permit an increase in Specified Amount if the amount of premium necessary for that increase is less than $1,000.

                      Partial surrenders will reduce the Specified Amount in proportion to the amount the partial surrender reduces the Account Value.

                      As most Policies are Modified Endowment Contracts as described under Section 7702A of the Code, a change in your Specified Amount will likely have adverse Federal tax consequences. See the "Tax Considerations" provision of this prospectus.

Surrenders and Partial Surrenders

SURRENDERS
                      You may cancel and surrender your Policy at any time before the Insured dies under a single life Policy or the last Insured dies under a joint and last survivor Policy. The Policy will terminate on the Valuation Day we receive your request at our Variable Life Service Center. If you cancel and surrender your Policy, you will not be able to reinstate the Policy.

                      We will pay you the Surrender Value in a lump sum unless you make other arrangements. You will incur a surrender charge if you surrender your Policy during the first 7 Policy years after the Policy Date. See the "Surrender Charge" provision of this prospectus. A surrender may have adverse tax consequences. See the "Tax Considerations" provision of this prospectus.

PARTIAL
SURRENDERS
                      After the first Policy year, you may take one partial surrender each Policy year. The minimum partial surrender amount is $1,000. The maximum partial surrender amount is the lesser of:

                        (i) the Surrender Value less $1,000; or

                       (ii) the available loan amount.

                      We will not permit a partial surrender that would reduce the Account Value below $25,000 at the time of the partial surrender.

                      We will deduct a processing fee from each partial surrender equal to the lesser of $25 or 2% of the amount partially surrendered. See the "Charges and Deductions -- Partial Surrender Processing Fee" provision of this prospectus. The amount of the partial surrender will equal the amount you requested to surrender adjusted for any processing fee. No surrender charge will apply.

                      When you request a partial surrender, you can direct how we deduct the partial surrender from your Account Value. If you provide no directions we will deduct the partial surrender on a pro-rata basis from among the Investment Options in which you have allocated assets.

                      State law requires that we reserve the right to defer payments from the Guarantee Account and/or General Account for a partial or total surrender for up to six months from the date we receive your request for payment.

EFFECT OF PARTIAL
SURRENDERS
                      A partial surrender will reduce the Account Value by the amount of the partial surrender. The Specified Amount will be reduced in proportion to the amount the partial surrender reduces the Account Value. Because most Policies described by this prospectus are Modified Endowment Contracts, a partial surrender will likely have adverse tax consequences. See the "Tax Considerations" provision of the prospectus, as well as the Statement of Additional Information, for additional information.

Loans

GENERAL
                      You may borrow up to 90% of the difference between your Account Value at the end of the Valuation Period during which we received your loan request and any surrender charges on the date of the loan, less any outstanding Policy Debt.

                      The minimum Policy loan is $1,000. You may request a Policy loan by writing to our Variable Life Service Center.

                      When we make a loan, we transfer an amount equal to the loan proceeds from your Account Value in the Separate Account to our General Account and hold it as "collateral" for the loan. If you do not direct an allocation for this transfer, we will make the transfer on a pro-rata basis from each Subaccount in which you are invested. We will take any remaining collateral from your assets in the Guarantee Account, starting with the amounts that have been in the Guarantee Account for the longest period of time. We will credit interest at an annualized effective rate of at least 4% on that collateral.

                      We may charge and credit different rates on Policy debt depending on your Policy year and whether we are loaning a portion of premiums paid (non-preferred) or earnings (preferred).

                      On the non-preferred portion of your loan, we currently credit interest at an annualized effective rate of 4.0% on collateral corresponding to Policy Debt and charge interest daily at an annualized effective rate of 6.0% on outstanding Policy Debt. On the preferred portion of your loan after the first Policy year, we currently credit interest at an annualized effective rate of 4.0% on collateral corresponding to Policy Debt and charge interest daily at an annualized effective rate of 4.0% on outstanding Policy Debt, essentially providing a Policy loan without an interest charge.

                      We transfer Account Value equal to the amount of the loan into a Loan Account where you will receive an interest credit.

                                             Non-Preferred Loan Rate  Preferred
                                                All Policy Years      Loan Rate
                                              (Preferred Loan Rate   Policy Year
                                                1st Policy Year)     2 and Later
   -----------------------------------------------------------------------------
   Guaranteed Maximum Interest Rate Charged            6.0%              4.0%
   Guaranteed Minimum Interest Rate Credited           4.0%              4.0%
   -----------------------------------------------------------------------------
   Guaranteed Net Cost                                 2.0%              0.0%
   -----------------------------------------------------------------------------

                      Loans reduce the Account Value, the Surrender Value and the Death Benefit proceeds and may cause the Policy to lapse if not repaid.

                      Interest is due and payable at the end of each Policy year while a Policy loan is outstanding. If, on any Policy anniversary, you have not paid interest accrued since the last Policy anniversary, we add the amount of interest to the loan and this becomes part of your outstanding Policy Debt. We transfer the interest due from each Investment Option on a pro-rata basis.

REPAYMENT OF
POLICY DEBT
                      You may repay all or part of your Policy Debt at any time while an Insured is living and the Policy is in effect. We will treat any unscheduled premium payments by you (other than the initial premium) first as the repayment of any outstanding Policy Debt. We will treat the portion of the payment in excess of any outstanding Policy Debt as an additional premium payment, if permissible under the Policy. See the "Premiums" provision of this prospectus.

                      When you repay a loan, we transfer an amount equal to the repayment from our General Account to the Separate Account and/or the Guarantee Account and allocate it as you directed when you repaid the loan. If you provide no directions, we will allocate the amount according to your standing instructions for premium allocations.

                      You must send loan repayments to our Variable Life Service Center. We will credit the repayments as of the Valuation Day we receive them at our Variable Life Service Center.

EFFECT OF POLICY
LOANS
                      A Policy loan impacts the Policy, because we reduce the Death Benefit proceeds and Surrender Value under the Policy by the amount of any outstanding loan plus interest you owe on the loan. Repaying the loan causes the Death Benefit proceeds and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account's investment performance. Amounts transferred from the Separate Account as collateral will affect the Account Value, whether or not the loan is repaid, because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of the Separate Account.

                      There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have adverse tax consequences. See the "Tax Considerations" provision of this prospectus and the Statement of Additional Information.

                      We will notify you if the sum of your loans plus any interest you owe on the loans is more than the Account Value, less applicable surrender charges. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may terminate.

                      If a Policy is issued as a Modified Endowment Contract and a loan is taken from the Policy, the amount of the loan, together with any unpaid interest included in Policy Debt, will be taxed in the same manner as a partial surrender.

Termination

PREMIUM TO
PREVENT
TERMINATION
                      Generally, if on a Monthly Anniversary Date, (unless your Continuation of Coverage Rider is in effect and all requirements are satisfied) the Surrender Value of your Policy is too low to cover the monthly deduction, a grace period will begin. In that case, we will mail you notice of the premium necessary to prevent your Policy from terminating. You will have a 61 day grace period from the date we mail the notice to make the required premium payment.

                      So long as there is outstanding Policy Debt, we will treat that portion of any payment received during the grace period that is less than or equal to the amount of the Policy Debt as a repayment of Policy Debt and not as an additional premium payment. If we treat a payment as a repayment of outstanding Policy Debt, we will transfer the assets held in our General Account (as collateral for Policy Debt being repaid) into the Separate Account and/or the Guarantee Account, which increases the Surrender Value of the Policy, thereby preventing Policy termination.

GRACE PERIOD
                      If the Insured under a single life Policy, or both Insureds under a joint and last survivor Policy, should die during the grace period before you pay the required premium, the Death Benefit proceeds will still be payable to the beneficiary(ies), although we will reduce the amount of the Death Benefit payable by the amount of premium that would have been required to keep the Policy in force. If you have not paid the required premium before the grace period ends, your Policy will terminate. If the Policy terminates, the Policy will have no value and no benefits will be payable. However, you may reinstate your Policy under certain circumstances. See the Statement of Additional Information for more information about the grace period.

REINSTATEMENT
                      If you have not surrendered your Policy, you may reinstate your Policy within three years after termination, provided you meet certain conditions, including the payment of necessary premium and submission of satisfactory evidence of insurability. See your Policy and the Statement of Additional Information for further information.

CONTINUATION OF
COVERAGE RIDER
                      If you have a Continuation of Coverage Rider, and it is in force and if there is no outstanding Policy Debt, your Policy will not terminate regardless of the investment performance of your Subaccounts. If there is outstanding Policy Debt, the Continuation of Coverage Rider will terminate on the Monthly Anniversary Date on which outstanding Policy Debt exceeds the Account Value, less any applicable surrender charge. In this event, your Policy may lapse unless you pay the amount of premium required to keep your Policy in force. See the "Premium to Prevent Termination" provision in this prospectus.

                      This rider will automatically terminate on the Policy anniversary on which the Insured for a single Life Policy or the younger Insured for a joint and last survivor Policy reaches Attained Age 100, unless you elect to continue it. We will provide you with notice and a form to make such an election 90 days prior to this date. If you elect to continue the rider, we will require you to transfer any assets in the Separate Account to the Guarantee Account. If you transfer any assets from the Guarantee Account back into the Separate Account or if you allocate any additional premium payment to the Separate Account, the rider will terminate despite your previous election.

                      If the Continuation of Coverage Rider is terminated for any reason, it cannot be reinstated. The Continuation of Coverage Rider may not be available in all states or in all markets. However, if it is available in your state or market it will be included with your Policy for no additional charge.

Requesting Payments

                      You may send your written requests for payment to our Variable Life Service Center or give them to one of our authorized agents for submission to our Variable Life Service Center. We will ordinarily pay any Death Benefit proceeds, loan proceeds or surrender or partial surrender proceeds in a lump sum within 7 days after receipt of your written request at our Variable Life Service Center of all the documents required for such payment. Other than the Death Benefit proceeds, the amount we pay is as of the end of the Valuation Period during which our Variable Life Service Center receives all required documents. Death Benefit proceeds are determined as of the Valuation Day (or the next Valuation Day if death occurs on a non-Valuation Day) of the Insured's death under a single life Policy or the last surviving Insured's death under a joint and last survivor Policy. We may pay the Death Benefit proceeds in a lump sum or under an Optional Payment Plan. See the "Optional Payment Plans" provision of this prospectus and the Statement of Additional Information.

                      In most cases, when we pay Death Benefit proceeds in a lump sum, we will pay these proceeds either:

                        (1) to your designated beneficiary(ies) directly in the
                            form of a check; or

                        (2) by establishing an interest bearing account called
                            the "Secure Access Account" for the designated beneficiary(ies) in the amount of Death Benefit proceeds payable.

                      When establishing the Secure Access Account we will send the beneficiary(ies) a checkbook within seven days after we receive all the required documents, and the beneficiary(ies) will have immediate access to the account simply by writing a check for all or any part of the amount of the Death Benefit proceeds payable. The Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the Secure Access Account. If we do not receive instructions from the beneficiary(ies) with regard to the form of Death Benefit payment, we will automatically establish the Secure Access Account.

                      Any Death Benefit proceeds that we pay in one lump sum will include interest from the date of death to the date of payment. We will credit interest at a rate we set, or a rate set by law if greater. The minimum interest rate which we may credit is 2.5%. We will not credit interest beyond one year or any longer time set by law. We will reduce Death Benefit proceeds by any outstanding Policy Debt and any due and unpaid charges and will increase Death Benefit proceeds by any benefits added by rider.

                      We also may defer making payments attributable to a check or draft that has not cleared the bank on which it is drawn.

                      State law requires that we reserve the right to defer payments from the Guarantee Account and/or General Account for a partial surrender, surrender or payment of the Death Benefit proceeds for up to six months from the date we receive your request for payment.

                      If mandated under applicable law, we may be required to reject a premium payment and/or block an owner's account and thereby refuse any transfers, requests for surrenders, partial surrenders, loans or death benefits, until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to government regulators.

Tax Considerations

INTRODUCTION
                      This part of the prospectus discusses the Federal income tax treatment of the Policy. The Federal income tax treatment of the Policy is complex and sometimes uncertain and may vary with your particular circumstances.

                      This discussion is general and is not intended as tax advice. It does not address all of the Federal income tax rules that may affect you and your Policy. This discussion also does not address Federal estate or gift tax consequences, or state or local tax consequences, associated with a Policy. As a result, you should always consult a tax adviser about the application of the tax rules and regulations to your individual situation.

MODIFIED
ENDOWMENT
CONTRACTS
                      In 1988, Congress passed the Technical and Miscellaneous Revenue Act of 1988 ("TAMRA"), just one of several Acts passed in the 1980s regarding life insurance. TAMRA, in particular, prevented Policy owners from paying large single premiums to purchase life insurance and then borrowing the cash value, tax-free. Consequently, a Policy with premiums paid in excess of amounts established by TAMRA within the first seven-years of a Policy, (known as the "7-pay Test") became a Modified Endowment Contract.

                      A Modified Endowment Contract is a type of life insurance contract described by Section 7702A of the Code. To qualify as life insurance, a Policy must meet the Guideline Single Premium or the Guideline Level Premium test of Section 7702 of the Code that defines the maximum premiums that can be paid into a Policy. To qualify as life insurance, the sum of all premiums paid cannot be greater than the Guideline Single Premium or cumulative Guideline Level Premium.

                      The 7-pay Test established by TAMRA states that the TAMRA premium be calculated as to endow the Policy based on the guaranteed interest rate and the statutory reasonable cost of insurance. If the owner pays total premiums that exceed the cumulative TAMRA premium within the first 7 Policy years, the Policy is deemed a Modified Endowment Contract and is subject to different taxation rules than a traditional life insurance policy, i.e., a policy that is not a Modified Endowment Contract. Because most Policies issued as described by this prospectus are paid by single premium and have minimum premium requirements, most Policies issued constitute a Modified Endowment Contract as described above.

                      You should know that whenever you increase coverage or add a new rider, a new 7-year period for purposes of the 7-pay Test established by TAMRA begins. Also, certain decreases in coverage may cause a Policy to become a Modified Endowment Contract.

SPECIAL RULES
FOR MODIFIED
ENDOWMENT
CONTRACTS
                      Tax treatment of Modified Endowment Contracts. If a Policy is a Modified Endowment Contract, the following special rules apply:

                         . a partial surrender will be taxable to you to the
                           extent that your Account Value exceeds your investment in the Policy (traditional life insurance policies generally are taxed to the extent the amount of the surrender exceeds the "investment in the contract");

                         . a loan from the Policy (together with any unpaid
                           interest included in Policy Debt), and the amount of any assignment or pledge of the Policy, will be taxed in the same manner as a partial surrender (loans taken on traditional life insurance policies are generally not taxed while the policy remains in force).

                      A penalty tax of 10% will be imposed on the taxable amount of any full or partial surrender, loan and unpaid loan interest included in Policy Debt, assignment, or pledge. However, the penalty tax does not apply to a distribution made:

                        (1) after you reach age 59 1/2;

                        (2) because you have become disabled, within the
                            meaning of the Code; or

                        (3) in substantially equal periodic payments (not less
                            frequently than annually) made over your life or life expectancy (or over the joint lives or life expectancies of you and your beneficiary(ies), within the meaning of the Code).

                      Special rules if you own more than one Modified Endowment Contract. All Modified Endowment Contracts that we (or any of our affiliates) issue to you within the same calendar year will be combined to determine the amount of any distribution from the Policy that will be taxable to you.

                      Interpretative issues. The tax law's rules relating to Modified Endowment Contracts are complex and open to considerable variation in interpretation. You should consult your tax adviser before making any decisions regarding changes in coverage under or distributions from your Policy.

TAX STATUS OF
LIFE INSURANCE
POLICIES
                      Federal income tax law generally grants favorable treatment to life insurance (including life insurance policies that are Modified Endowment Contracts); the proceeds paid on the death of the Insured (or last surviving Insured for the joint and last survivor Policies) are generally excluded from the gross income of the beneficiary, and the owner is not taxed on increases in the Account Value unless amounts are distributed while the Insured (or last Insured for a joint and last survivor Policy) is alive. For this treatment to apply to your Policy, the premiums paid for your Policy must not exceed limitations established by the tax law. For further information, please see the "Special Rules for Modified Endowment Contracts" provision of this prospectus and the Statement of Additional Information.

                      For your Policy (including one issued as a Modified Endowment Contract) to receive treatment as life insurance under the Code, two other requirements must be met:

                         . the investments of the Separate Account must be
                           "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations; and

                         . your right to choose particular investments for a
                           Policy must be limited.

                      Investments in the Separate Account must be diversified. The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of the Portfolios in which the Separate Account invests, are "adequately diversified." If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Account Value over the premiums paid for the Policy.

                      Although we do not control the investments of all of the Portfolios, we expect that the Portfolios will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                      Restrictions on the extent to which an owner can direct the investment of assets. In some circumstances, owners of variable contracts who possess excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy, we believe that the owner of a Policy should not be treated as the owner of the separate account assets. We reserve the right to modify the Policy to bring it in conformity with applicable standards should such modifications be necessary to prevent an owner of the Policy from being treated as the owner of the underlying separate account assets. However, there is no assurance such efforts would be successful.

                      No guarantees regarding tax treatment. We make no guarantees regarding the tax treatment of any Policy or of any transaction involving a Policy.

                      Death Benefit proceeds and Account Value increases. A Policy's treatment as life insurance for Federal income tax purposes generally has the following results:

                         . Death Benefit proceeds are excludable from the gross
                           income of the beneficiary;

                         . you are not taxed on increases in the Account Value
                           unless amounts are distributed (or deemed distributed) from the Policy while the Insured (or last surviving Insured) is alive;

                         . the taxation of amounts distributed (or deemed
                           distributed) while the Insured(s) is alive depends upon whether your Policy is a Modified Endowment Contract.

                      Accelerated Benefit Rider. Your Policy may contain an Accelerated Benefit Rider, which provides you with access to a portion of the Death Benefit if the Insured becomes terminally ill. The accelerated benefit payment should be treated in the same manner as Death Benefit proceeds for tax purposes, meaning that it generally will be excludable from gross income. But if the Insured under the Policy is an officer, director, or employee of the owner of the Policy, or is financially interested in the trade or business of the owner, the payment would be taxable in part.

CONSIDERATIONS
WHERE INSURED
LIVES PAST
AGE 100
                      If the Insured survives (or last surviving Insured for joint and last survivor Policies) beyond age 100, the IRS may seek to deny the tax-free treatment of the Death Benefit proceeds and instead seek to tax you on the amount by which your Account Value exceeds your "investment in the contract." Because we believe the Policy continues to meet the Federal tax definition of life insurance beyond age 100, we have no current plans to withhold or report taxes in this situation.

1035 EXCHANGES
                      The right to change owners and changes reducing future amounts of Death Benefit proceeds may have tax consequences depending upon the circumstances of each change. The exchange of one life insurance policy for another life insurance policy generally is not taxed (unless cash is distributed or a loan is reduced or forgiven). However, the insured under the new policy must be the same as the insured under the exchanged policy. Thus, for example, where this Policy is issued covering more than one Insured, the other life insurance policy involved in the exchange generally must also cover the same two Insureds.

INCOME TAX
WITHHOLDING
                      We may be required to withhold and pay to the IRS a part of the taxable portion of each distribution made under a Policy. However, in many cases, you may elect not to have any amounts withheld. You are responsible for payment of all taxes and early distribution penalties, regardless of whether you request that no taxes be withheld or if we do not withhold a sufficient amount of taxes. At the time you request a distribution from the Policy, we will send you forms that explain the withholding requirements.

                      Tax Shelter Regulations. Prospective owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

                      Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy under the federal corporate minimum tax, if the owner is subject to that tax.

TAX STATUS OF
THE POLICY
                      The Policies described by the prospectus are designed to comply with the tax law's Guideline Single Premium Test. Consequently, favorable tax treatment will apply to your Policy only if the premiums paid for your Policy do not exceed a limit established by the tax law. An increase or decrease in the Policy's Specified Amount may change this premium limit. Also, a Minimum Death Benefit requirement must be satisfied. Due to the coverage of more than one Insured under the joint and last survivor Policy, there is some uncertainty about how the tax law's limit on premiums should be calculated. As a result, it is possible that a joint and last survivor Policy may exceed the applicable limits, particularly if you pay the full amount of premium permitted under the Policy. We may need to return a portion of your premiums, with earnings thereon, and impose higher cost of insurance charges (not exceeding those guaranteed) in the future. We will monitor the premiums paid for your Policy to keep them within the tax law's limit.

                      If your Policy is not a Modified Endowment Contract, you will generally pay tax on the amount of a partial or full surrender only to the extent it exceeds your "investment in the contract." In a few states, a maturity value will be paid. Maturity proceeds will be taxable to the extent the amount received plus Policy Debt exceeds the "investment in the contract." You will be taxed on these amounts at ordinary income tax rates, not at lower capital gains tax rates. Your "investment in the contract" generally equals the total of the premiums paid for your Policy plus the amount of any loan that was includible in your income, reduced by any amounts you previously received from the Policy that you did not include in your income.

SPECIAL RULE FOR
CERTAIN CASH
DISTRIBUTIONS IN
THE FIRST 15
POLICY YEARS
                      During the first 15 years after your Policy is issued, if we distribute cash to you and reduce the Death Benefit proceeds (e.g., by decreasing the Policy's Specified Amount), you may be required to pay tax on all or part of the cash payment, even if it is less than your "investment in the contract." This also may occur if we distribute cash to you up to two years before the proceeds are reduced, or if the cash payment is made in anticipation of the reduction. However, you will not be required to pay tax on more than the amount by which your Account Value exceeds your "investment in the contract."

LOANS
                      If your Policy terminates (by a full surrender or by a lapse) while the Insured (or last surviving Insured for joint and last survivor Policies) is alive, you will be taxed on the amount (if any) by which the Policy Debt plus any amount received due to partial surrenders exceeds your investment in the Policy.

                      Generally, interest paid on Policy Debt or other indebtedness related to the Policy will not be tax deductible, except in the case of certain indebtedness under a Policy covering a "key person." A tax adviser should be consulted before taking any Policy loan.

LOSS OF INTEREST
DEDUCTION WHERE
POLICIES ARE HELD
BY OR FOR THE
BENEFIT OF
CORPORATIONS,
TRUSTS, ETC.
                      If an entity (such as a corporation or a trust, not an individual) purchases a Policy or is the beneficiary(ies) of a Policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a Policy owned by an entity engaged in a trade or business which covers the life of an individual who is:

                         . a 20% owner of the entity; or

                         . an officer, director, or employee of the trade or
                           business, at the time first covered by the Policy.

                      This rule also does not apply to a Policy owned by an entity engaged in a trade or business which covers the joint lives of an owner who is a 20% owner of the entity and the owner's spouse at the time first covered by the Policy. Entities that are considering purchasing the Policy, or that will be a beneficiary(ies) under a Policy, should consult a tax adviser.

TAX STATUS OF
THE COMPANY
                      Under existing Federal income tax law, we do not expect to incur any Federal income tax liability on the income or gains in the Separate Account. Based upon this expectation, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we are required to pay taxes on some or all of the income and gains earned by the Separate Account, we may impose a charge for those taxes.

                      We may also incur state and local taxes, in addition to premium taxes for which a deduction from premiums is currently made. At present, these taxes are not significant. If there is a material change in state or local tax laws, we may impose a charge for any taxes attributable to the Separate Account.

CHANGES IN THE
LAW AND OTHER
CONSIDERATIONS
                      The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. This prospectus does not address these issues.

                      This discussion is based on our understanding of the Federal income tax law existing on the date of this prospectus. Congress, the IRS, and the courts may modify these laws at any time, and may do so retroactively. Any person concerned about the tax implications of ownership of a Policy should consult a tax adviser.

Sale of the Policies

                      We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana as Genworth Financial Brokerage Corporation) (collectively, "Capital Brokerage Corporation") for the distribution and sale of the Policies. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the Policies, offering them on a continuous basis. Capital Brokerage Corporation is located at 3001 Summer Street, 2nd Floor, Stamford, Connecticut 06905.

                      Capital Brokerage Corporation was organized as a corporation under the laws of the State of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD.

                      Capital Brokerage Corporation offers the Policies through its registered representatives who are registered with the NASD and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.nasdr.com or by calling 1-800-289-9999. You can also obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with us.

                      Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the Policies. The registered representatives of these selling firms are registered with the NASD and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

                      We pay compensation to Capital Brokerage Corporation for promotion and sales of the Policies by its registered representatives as well as by affiliated and unaffiliated selling firms. This compensation consists of sales commissions and other cash and non-cash compensation. In the first Policy year, we may pay a commission of up to 9.5% of the initial premium payment.

                      The maximum commission consists of three parts -- commissions paid to internal and external wholesalers of Capital Brokerage Corporation ("wholesalers" are individuals employed by the Company and registered with Capital Brokerage Corporation that promote the offer and sale of the Policies), commissions paid to the affiliated and unaffiliated brokerage firm for whom the registered representative that sold your Policy is employed ("selling firms"), and an amount paid to the selling firm for marketing allowances and other payments related to the sale of the Policy.

                      Wholesalers with Capital Brokerage Corporation may receive a maximum commission of 0.592% of the initial premium payment. After commission is paid to the wholesalers of Capital Brokerage Corporation, a commission is then paid to the selling firm. A maximum commission of 7.75% of the initial premium payment is paid to the selling firm. The exact amount of commission paid to the registered representative who sold you your Policy is determined by the brokerage firm for whom the representative is employed.

                      All selling firms receive commissions as described above based on the sale and receipt of premium on the Policy. Unaffiliated selling firms receive additional compensation, including marketing allowances and other payments. The maximum marketing allowance paid on the sale of a Policy is 1.158% of premium received. At times, Capital Brokerage Corporation may make other cash and non-cash payments to selling firms, (as well as receive payments from selling firms) for expenses relating to the recruitment and training of personnel, periodic sales meetings, the production of promotional sales literature and similar expenses. These expenses may also relate to the synchronization of technology between the Company, Capital Brokerage Corporation and the selling firm in order to coordinate data for the sale and maintenance of the Policy. In addition, registered representatives may be eligible for non-cash compensation programs offered by Capital Brokerage Corporation or an affiliated company, such as conferences, trips, prizes and awards. The amount of other cash and non-cash compensation paid by Capital Brokerage Corporation or its affiliated companies ranges significantly among the selling firms. Likewise, the amount received by Capital Brokerage Corporation from the selling firms ranges significantly.

                      The commissions listed above are maximum commissions paid, and therefore such commissions stated above reflect situations where we pay a higher commission for a short period of time for a special promotion.

                      Commissions paid on the Policies, including other incentives and payments, are not charged directly to you or to your Account Value, but indirectly through fees and charges imposed under the Policies.

                      All commissions, special marketing allowances and other payments made or received by Capital Brokerage Corporation to or from selling firms come from or are allocated to the general assets of Capital Brokerage Corporation or one of its affiliated companies. Therefore, regardless of the amount paid or received by Capital Brokerage Corporation or one of its affiliated companies, the amount of expenses you pay under the Policy do not vary because of such payments to or from such selling firms. Life insurance policies, such as this Policy, may have varied expenses, but such expenses are based on the underwriting criteria listed in the Policy and in this prospectus. Such factors include, but are not limited to: age, gender, the requested Specified Amount and the risk class of the Insured(s).

                      Even though your Policy costs are not determined based on amounts paid to or received from Capital Brokerage Corporation or the selling firm, the prospect of receiving, or the receipt of, additional compensation as described above may create an incentive for selling firms and/or their registered representative to sell you this product versus another product with respect with which a selling firm does not receive additional compensation, or a lower level of additional compensation. You may wish to take such compensation arrangements into account when considering and evaluating any recommendation relating to the Policies.

                      During 2005, 2004 and 2003, $2.6 million, $3.4 million and $3.6 million, respectively was paid to Capital Brokerage Corporation for the sale of Policies in the Separate Account and any new premium received. In 2005, 2004 and 2003, no underwriting commissions were paid to Capital Brokerage Corporation.

Other Policy Information

OPTIONAL
PAYMENT PLANS
                      The Policy currently offers the following five Optional Payment Plans, free of charge, as alternatives to the payment of a Death Benefit or Surrender Value in a lump sum (see "Requesting Payments" provision of this prospectus and the Statement of Additional Information):

                         . Income for a Fixed Period;

                         . Life Income;

                         . Income of a Definite Amount;

                         . Interest Income; and

                         . Joint Life and Last Survivor Income.

                      These options are described in the Statement of Additional Information.

                      You may select an Optional Payment Plan in your application or by writing our Variable Life Service Center. We will transfer any amount left with us for payment under an Optional Payment Plan to our General Account. Payments under an Optional Payment Plan will not vary with the investment performance of the Separate Account because they are forms of fixed-benefit annuities. See the "Tax Considerations" provision of this prospectus. Even if the Death Benefit under the Policy is excludible from income, payments under Optional Payment Plans may not be excludible in full. This is because earnings on the Death Benefit after the Insured's (or last Insured's) death are taxable and payments under the Optional Payment Plans generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Optional Payment Plans. Amounts allocated to an Optional Payment Plan will earn interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an Optional Payment Plan. For further information, please review your Policy or contact one of our authorized agents.

DIVIDENDS
                      The Policy is non-participating. We will not pay dividends on the Policy.

INCONTESTABILITY
                      The limitations on our right to contest the Policy are described in the Statement of Additional Information.

SUICIDE
EXCLUSION
                      Our obligations in the event an Insured commits suicide are described in the Statement of Additional Information.

MISSTATEMENT OF
AGE OR GENDER
                      We will adjust the Death Benefit proceeds if you misstate an Insured's age or gender in your application.

WRITTEN NOTICE
                      You should send any written notice to us at our Variable Life Service Center at the address listed on page 1 of this prospectus. The notice should include the Policy number and the full name of the Insured for a single life Policy or each Insured for a joint and last survivor Policy. We will send any notice to the address shown in the application unless an appropriate address change form has been filed with us.

TRUST
                      If you name a trust as the owner or beneficiary of the Policy and the trustee subsequently exercises ownership rights or claims benefits thereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of Policy benefits to the trustee will release us from all obligations under the Policy to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

OTHER CHANGES
                      At any time, we may make such changes in the Policy as are necessary:

                         . to assure compliance at all times with the
                           definition of life insurance prescribed by the Code;

                         . to make the Policy, our operations, or the operation
                           of the Separate Account conform with any law or regulation issued by any government agency to which they are subject; or

                         . to reflect a change in the operation of the Separate
                           Account, if allowed by the Policy and applicable regulations.

                      Only the President or a Vice President of the Company has the right to change the Policy. No financial representative appointed as our agent has the authority to change the Policy or waive any of its terms. The President or a Vice President of the Company must sign all endorsements, amendments, or riders to be valid.

REPORTS
                      We maintain records and accounts of all transactions involving the Policy, the Separate Account, the Guarantee Account and Policy Debt. Within 30 days after each Policy anniversary, we will send you a report showing information about your Policy. The report will show:

                         . the Specified Amount;

                         . the Account Value;

                         . the value in each Investment Option;

                         . the Surrender Value;

                         . the Policy Debt; and

                         . the premiums paid and charges made during the Policy
                           year.

                      We also will send you an annual and a semi-annual report for each Portfolio underlying a Subaccount to which you have allocated assets, as required by the 1940 Act. In addition, when you pay premiums, or if you take out a Policy loan, make transfers or take partial surrenders, you will receive a written confirmation of these transactions.

SUPPLEMENTAL
BENEFITS
                      There are supplemental benefits that may be added to your Policy. These benefits may not be available in all states or markets.

                      Continuation of Coverage Rider. Your Policy will not terminate regardless of the investment performance of your Subaccounts while the Continuation of Coverage Rider is in force. The Continuation of Coverage Rider will automatically terminate when the Insured for a single life Policy, or when the younger Insured for a joint and last survivor Policy, reaches Attained Age 100, unless you elect to continue it with certain conditions. There is no cost for this rider, however, this rider may not be available in all states and in all markets. If Policy Debt exceeds the Account Value, this rider is terminated. If this rider is terminated for any reason, it cannot be reinstated.

                      Accelerated Benefit Rider. You may elect an accelerated benefit if the Insured is terminally ill. There is a one-time charge of $250 deducted at the time the benefit is paid to you. This rider may not be available in all states or in all markets. The Accelerated Benefit Rider provides you with access to a portion of the Death Benefit during the Insured's lifetime, if the Insured is diagnosed with a terminal illness. Joint and last survivor Policies will be eligible for acceleration only after the death of the first Insured and the diagnosis of the terminal illness of the surviving Insured. Additional information concerning this rider, including the amount and when it becomes available, is included in the Statement of Additional Information.

USING THE POLICY
AS COLLATERAL
                      You can assign the Policy as collateral security. You must notify us in writing at our Variable Life Service Center on the appropriate form if you assign the Policy. Any payments we make before we receive notice of assignment will not be affected. We are not responsible for the validity of an assignment. An assignment may affect your rights and the rights of the beneficiary(ies). An assignment may have adverse tax consequences. See the "Tax Considerations" provision.

REINSURANCE
                      We may reinsure a portion of the risks assumed under the Policies.

LEGAL
PROCEEDINGS
                      We face a significant risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products, recommending unsuitable products to customers and breaching fiduciary or other duties to customers. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, including punitive and treble damages, which may remain unknown for substantial periods of time. We are also subject to various regulatory inquiries, such as information requests, subpoenas and books and record examinations, from state and federal regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition and results of operations.

                      Recently, the insurance industry has become the focus of increased scrutiny by regulatory and law enforcement authorities concerning certain practices within the insurance industry. In this regard, in May 2005, we received a subpoena from the Northeast Regional Office of the SEC, requiring the production of documents related to "certain loss mitigation insurance products," such as finite reinsurance. We responded to the SEC's subpoena in June and July 2005. Additionally, in May and June 2005, we received information requests from the State of Delaware Department of Insurance and the State of Connecticut Insurance Department on the same general subject, to which we responded. In 2005, GE received a subpoena from the United States Attorney's Office for the Southern District of New York, also on the same general subject. In the subpoena, GE is defined as including, among other things, its subsidiaries and affiliates. We cooperated with GE in connection with GE's response to the subpoena.

                      Although we do not believe that the current investigations and proceedings will have a material adverse effect on our business, financial condition or results of operations, we cannot assure you that this will be the case. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to further investigations and have lawsuits filed against us. In any event, increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operation.

                      Capital Brokerage Corporation is not in any pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or the Separate Account.

                      Although it is not anticipated that these developments will have an adverse impact on us, the Separate Account or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.

Financial Statements

                      We have included the consolidated financial statements of the Company and its subsidiary and the financial statements of the Separate Account in the Statement of Additional Information. You should distinguish the consolidated financial statements of the Company and its subsidiary from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company and its subsidiary only as bearing on our ability to meet our obligations under the Policies. You should not consider the consolidated financial statements of the Company and its subsidiary as affecting the investment performance of the assets held in the Separate Account.

Definitions

                      The following terms are used throughout the prospectus:

                      Account Value -- The total amount of assets allocated to each Subaccount and assets in the General Account.

                      Attained Age -- The Insured's age on the Policy Date plus the number of full years since the Policy Date.

                      Code -- The Internal Revenue Code of 1986, as amended.

                      Company -- Genworth Life and Annuity Insurance Company (formerly, GE Life and Annuity Assurance Company).

                      Death Benefit -- The amount determined as of the date of death of the Insured under a single life Policy or the last surviving Insured under a joint and last survivor Policy.

                      Fund -- Any open-end management investment company or unit investment trust in which the Separate Account invests.

                      General Account -- Assets of the Company other than those allocated to the Separate Account or any of our other separate accounts.

                      Guarantee Account -- Part of our General Account that provides a guaranteed interest rate for a specified interest rate guarantee period. This account is not part of and does not depend on the investment performance of the Separate Account.

                      Insured(s) -- The person(s) upon whose life is insured under the Policy.

                      Investment Options -- The Guarantee Account and the Subaccounts.

                      Modified Endowment Contract -- A life insurance policy that meets the requirements of Section 7702A of the Code. Modified Endowment Contracts are taxed differently upon receipt of partial surrenders and loans than traditional life insurance policies.

                      Monthly Anniversary Date -- The same date in each month as the Policy Date.

                      Optional Payment Plan -- A plan under which any part of Death Benefit proceeds or Surrender Value proceeds can be used to provide a series of periodic payments to you or your beneficiary(ies).

                      Policy -- The Policy and application(s), including any riders and endorsements.

                      Policy Date -- The date as of which we issue the Policy and the date as of which the Policy becomes effective. We measure Policy years and anniversaries from the Policy Date. The Policy Date is shown on the Policy data pages. If the Policy Date would otherwise fall on the 29th, 30th, or 31st day of a month, the Policy Date will be the 28th.

                      Policy Debt -- The amount of outstanding loans plus any accrued interest. Policy Debt is deducted from proceeds payable at the death of the Insured under a single life Policy and the last surviving insured under a joint and last survivor Policy or at the time of surrender.

                      Portfolio -- A division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund. Each Portfolio has its own investment objectives. Not all Portfolios may be available in all states or in all markets.

                      Separate Account -- Genworth Life & Annuity VL Separate Account 1 (formerly, GE Life & Annuity Separate Account
                      II), a segregated asset account of the Company to which you allocate premiums.

                      Specified Amount -- The initial amount of insurance coverage purchased.

                      Subaccounts -- A subdivision of the Separate Account, the assets of which are invested exclusively in a corresponding Portfolio of a Fund. A Subaccount may also be referred to as an Investment Subdivision in the Policy and/or marketing materials.

                      Surrender Value -- The amount we pay you when you surrender the Policy. It is equal to your Account Value minus any Policy Debt and minus any applicable surrender charge.

                      Unit Value -- A unit of measure we use to calculate the assets for each Subaccount.

                      Valuation Day -- Each day on which the New York Stock Exchange is open for regular trading except for days that the Subaccount's corresponding Portfolio does not value its shares.

                      Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

                      Variable Life Service Center -- The office to which all written and telephone inquiries concerning the Policy or the Portfolios should be made: 3100 Albert Lankford Drive, Lynchburg, Virginia 24501, 1-800-352-9910.

                      The Statement of Additional Information includes additional information about Genworth Life & Annuity VL Separate Account 1 (formerly, GE Life & Annuity Separate Account II). We filed the Statement of Additional Information with the SEC. The Statement of Additional Information is incorporated by reference in this prospectus and it is legally a part of the prospectus.

                      For general information or to obtain free copies of:

                         . the Policy prospectus or the Portfolio prospectuses;

                         . the Statement of Additional Information;

                         . a personalized illustration of the Death Benefit and
                           Surrender Values; or

                         . any required forms,

                      Call: 1-800-352-9910

                      Or write: Genworth Life and Annuity Insurance
                                Company (formerly, GE Life and Annuity
                                Assurance Company)
                                Variable Life Service Center
                                3100 Albert Lankford Drive
                                Lynchburg, Virginia 24501

                      Or: contact your financial representative.

                      Information about the Policy also is available at www.genworth.com.

                      Information about Genworth Life & Annuity VL Separate Account 1 (formerly, GE Life & Annuity Separate Account
                      II), including the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about Genworth Life & Annuity VL Separate Account 1 (formerly, GE Life & Annuity Separate Account II) are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549.

                      Investment Company Act File No. 811-04885.